SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement.
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
|X|   Definitive Proxy Statement.
|_|   Definitive Additional Materials.
|_|   Soliciting Material Pursuant to sec. 240.14a-12.

                           THE CHINA-U.S. GROWTH FUND
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:
      2)    Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4)    Proposed maximum aggregate value of transaction:
      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount Previously Paid:
      2)    Form, Schedule or Registration Statement No.:
      3)    Filing Party:
      4)    Date Filed:

                           THE CHINA-U.S. GROWTH FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                                               November 15, 2006

Dear Shareholder:

      A special meeting of The China-U.S. Growth Fund (the "Fund") will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 on Wednesday, January 17, 2007, at 1:00 p.m. (Eastern time), to vote on the following proposals:

      1.    To elect six Trustees of the Fund;

      2.    To  approve  an  Investment   Advisory  Agreement  with  Fred  Alger
            Management, Inc.;

      3.    To approve a new Sub-Advisory Agreement with Martin Currie Inc.;

      4. To approve changes to the fundamental investment policies of the Fund;

      5.    To approve a new Distribution Plan pursuant to Rule 12b-1;

      6.    To amend the Fund's Agreement and Declaration of Trust; and

      7. To transact such other business as may properly come before the meeting and any adjournments thereof.

      THE TRUSTEES OF THE FUND RECOMMEND THAT YOU VOTE "FOR" EACH OF THE PROPOSALS. However, before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

      Your vote is extremely important, no matter how large or small your Fund holdings.

      TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

      o BY MAIL. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

      o BY INTERNET. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

      o BY TELEPHONE. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

      o IN PERSON. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

      Further information about the proposals to be voted on is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 1-866-904-8740.

                                               Sincerely,

                                               Daniel C. Chung
                                               President

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
QUESTIONS AND ANSWERS .....................................................    I

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS .................................   IV

PROXY STATEMENT ...........................................................    1
      Vote Required and Manner of Voting Proxies ..........................    2

PROPOSAL 1: TO ELECT SIX TRUSTEES .........................................    3
      Nominees and Executive Officers .....................................    4
      Compensation ........................................................    7
      Equity Securities Owned by the Nominees .............................    8
      Attendance of Trustees at Annual Meeting; Board Meetings ............    8
      Standing Committees of the Board ....................................    8
      Certain Legal Proceedings ...........................................    9
      Shareholder Approval ................................................   10

PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT ...................   10
      Background Information ..............................................   10
      The New Investment Advisory Agreement ...............................   12
      Board Considerations ................................................   13
      Additional Information About Alger Management .......................   17
      Shareholder Approval ................................................   18

PROPOSAL 3: TO APPROVE A NEW SUB-ADVISORY AGREEMENT .......................   19
      Background Information ..............................................   19
      The Interim Sub-Advisory Agreement ..................................   19
      The New Sub-Advisory Agreement ......................................   20
      Board Considerations ................................................   21
      Additional Information About Martin Currie ..........................   23
      Shareholder Approval ................................................   24

PROPOSAL 4: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES ...........   24
      Proposal 4-A:   Convert the Fund's investment objective from
                      fundamental to non-fundamental ......................   26
      Proposal 4-B:   Revise the fundamental policy relating to borrowing
                      money ...............................................   26
      Proposal 4-C:   Revise the fundamental policy relating to
                      underwriting ........................................   28
      Proposal 4-D:   Revise the fundamental policy relating to lending ...   29
      Proposal 4-E:   Revise the fundamental policy relating to issuing
                      senior securities ...................................   30

      Proposal 4-F:   Revise the fundamental policy relating to real estate   31
      Proposal 4-G:   Revise the fundamental policy relating to
                      commodities .........................................   32
      Proposal 4-H:   Revise the fundamental policy relating to
                      concentration .......................................   33
      Proposal 4-I:   Remove the fundamental policy relating to both
                      purchasing securities on margin and engaging in
                      short sales .........................................   34
      Proposal 4-J:   Remove the fundamental policy relating to pledging
                      assets ..............................................   36
      Proposal 4-K:   Remove the fundamental policy relating to
                      investments in oil, gas or other mineral
                      exploration or development programs .................   36
      Proposal 4-L:   Remove the fundamental policy relating to writing
                      or selling straddles or spreads .....................   37

PROPOSAL 5: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1 ...............   38
      Background Information ..............................................   38
      Board Considerations ................................................   39
      Required Vote .......................................................   40

PROPOSAL 6: TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND
DECLARATION OF TRUST ......................................................   40
      Proposal 6-A:   Eliminate the requirement that shareholders
                      approve the termination of the Fund .................   41
      Proposal 6-B:   Eliminate the requirement that shareholders
                      approve the liquidation of a series of the Fund
                      or a class of shares of a series of the Fund ........   41
      Proposal 6-C:   Eliminate (subject to a qualification) the
                      requirement that shareholders approve the
                      reorganization of the Fund or a series of the Fund ..   42
      Proposal 6-D:   Add a demand requirement for shareholder
                      derivative suits ....................................   43
      Required Vote .......................................................   44

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ................   44

ADDITIONAL INFORMATION ....................................................   46
      5% Share Ownership ..................................................   46
      Submission of Shareholder Proposals .................................   46
      Annual Reports ......................................................   46
      Shareholder Communications ..........................................   47
      Expense of Proxy Solicitation .......................................   47
      Voting Results ......................................................   48

      Fiscal Year .........................................................   48
      General .............................................................   48

APPENDIX A: AUDIT COMMITTEE CHARTER .......................................  A-1

APPENDIX B: NOMINATING COMMITTEE CHARTER ..................................  B-1

APPENDIX C: LEGAL PROCEEDINGS .............................................  C-1

APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT .............................  D-1

APPENDIX E: NEW SUB-ADVISORY AGREEMENT ....................................  E-1

APPENDIX F: FUNDAMENTAL INVESTMENT RESTRICTIONS ...........................  F-1

APPENDIX G: NEW DISTRIBUTION PLAN .........................................  G-1

APPENDIX H: REPORT OF THE AUDIT COMMITTEE .................................  H-1

                     (This page intentionally left blank.)

                                 IMPORTANT NEWS
                              FOR FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, FOR YOUR CONVENIENCE, WE HAVE PROVIDED A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED ON.

                              QUESTIONS AND ANSWERS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As a shareholder of The China-U.S. Growth Fund (the "Fund"), you are being asked to vote on several proposals.

Q.    WHAT AM I BEING ASKED TO VOTE "FOR" IN THIS PROXY STATEMENT?

A. Shareholders are being asked to approve several proposals. The proposals cannot be effected without shareholder approval. The Board of Trustees of the Fund has approved these proposals, believes they are in shareholders' best interests and recommends that you approve them.

      o PROPOSAL 1: ELECT TRUSTEES. Shareholders are being asked to elect six Trustees to the Board of Trustees of the Fund.

      o PROPOSAL 2: APPROVE INVESTMENT ADVISORY AGREEMENT. Shareholders are being asked to approve a new investment advisory agreement with Fred Alger Management, Inc. ("Alger Management").

      o PROPOSAL 3: APPROVE SUB-ADVISORY AGREEMENT. Shareholders are being asked to approve a new sub-advisory agreement with Martin Currie Inc.

      o PROPOSAL 4: REVISE FUNDAMENTAL INVESTMENT POLICIES. Shareholders are being asked to approve a series of proposals to standardize the Fund's fundamental investment policies.

      The Fund has certain investment policies that cannot be changed without shareholder approval. It is proposed that these restrictions be standardized for substantially all of the Alger Management-advised funds, including the Fund, to the extent practicable, to provide Alger Management with the flexibility to manage the funds more effectively. Also, the Board of Trustees of the Fund has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Alger Management has advised the Board that the proposed revisions to, and eliminations of, fundamental policies are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time. Before a material change is made to the Fund's investment practices in response to the revised policies, the Board must approve that change and the Fund's


                                       I
      prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

      o PROPOSAL 5: APPROVE A NEW DISTRIBUTION PLAN PURSUANT TO RULE 12B-1. Shareholders are being asked to approve the adoption of a new Rule 12b-1 Plan.

      o PROPOSAL 6: AMEND TRUST AGREEMENT. Shareholders are being asked to approve amendments to the Fund's Agreement and Declaration of Trust to eliminate the requirement of shareholder approval to liquidate the Fund or a class or series of the Fund, or to effect certain reorganizations involving the Fund or a series, and to add a requirement for a prior demand upon the Fund's Board before commencing any shareholder derivative legal action.

Q: HOW DOES THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT DIFFER FROM THE CURRENT AGREEMENT FOR MY FUND?

A: The Fund's new investment advisory agreement is similar in all material respects to its current investment advisory agreement.

Q: WILL THE TOTAL FEES PAYABLE UNDER MY CURRENT INVESTMENT ADVISORY AGREEMENT INCREASE?

A: No. The total fees payable under the Fund's new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under the Fund's current investment advisory agreement.

Q: HOW DO THE TRUSTEES SUGGEST I VOTE IN CONNECTION WITH THE MATTERS TO BE CONSIDERED AT THE MEETING?

A: After careful consideration, the Fund's Board of Trustees, including each Trustee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund, recommends that you vote on the proposals being presented to shareholders at the meeting as follows:

      o     FOR the election of each nominee for Trustee;

      o     FOR approval of the investment advisory agreement for the Fund;

      o     FOR approval of the new sub-advisory agreement for the Fund;

      o FOR approval of the changes to the Fund's fundamental investment policies;

      o     FOR approval of the adoption of the Fund's Rule 12b-1 plan; and

      o     FOR  approval  of  the  amendments  to  the  Fund's   Agreement  and
            Declaration of Trust.


                                       II

Q.    WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is important and makes a difference in the governance of the Fund, no matter how many shares you own. Your vote will help ensure that the proposals can be implemented. We encourage all shareholders to participate in the governance of the Fund.

Q.    IS THE FUND PAYING FOR PREPARATION, PRINTING AND MAILING OF THIS PROXY?

A.    No. Alger Management, the Fund's investment adviser, will bear such costs.

Q.    WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-866-904-8740.

Q.    HOW DO I VOTE MY SHARES?

A. You can vote your shares in person at the shareholder meeting, or by completing, signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY.


                                      III

                           THE CHINA-U.S. GROWTH FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 17, 2007

      A special meeting (the "Meeting") of the shareholders of The China-U.S. Growth Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, for the following purposes:

PROPOSAL 1.   To elect six Trustees.

PROPOSAL 2.   To approve an investment advisory agreement with Fred Alger
              Management, Inc.

PROPOSAL 3.   To approve a new sub-advisory agreement with Martin Currie Inc.

PROPOSAL 4.   To approve changes to the Fund's fundamental investment policies.

PROPOSAL 5.   To approve a New Distribution Plan pursuant to Rule 12b-1.

PROPOSAL 6.   To approve amendments to the Fund's Agreement and Declaration of
              Trust.

PROPOSAL 7.   To transact such other business as may properly come before the
              Meeting and any adjournments thereof.

      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL UPON WHICH YOU ARE BEING ASKED TO VOTE.

      Shareholders of record on October 27, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

      IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO COMPUTERSHARE FUND SERVICES, 280 OSER AVENUE, HAUPPAUGE, NEW YORK 11788, IN THE PREPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE OR OTHERWISE VOTE PROMPTLY BY TELEPHONE OR INTERNET.

                                         By Order of the Board of Trustees,

                                         Hal Liebes
                                         Secretary

November 15, 2006
New York, New York


                                       IV

                           THE CHINA-U.S. GROWTH FUND
                                111 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 17, 2007

      This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of The China-U.S. Growth Fund (the "Fund"), a Massachusetts business trust, of proxies to be voted at the special meeting of shareholders of the Fund (the "Meeting"), to be held at 1:00 p.m. (Eastern time) on Wednesday, January 17, 2007, at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

      The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

      This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were sent to shareholders on or about November 15, 2006. Shareholders of record at the close of business on October 27, 2006 (the "Record Date") are entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for each fractional share held.

      As of the Record Date, 4,687,105 shares of the Fund were outstanding and the Fund had aggregate net assets of $73,165,717.

      Please complete, sign, date and return the proxy card included with this Proxy Statement, or, alternatively, you may vote by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identify, provide access into the voting sites and confirm that your instructions are properly recorded.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted "FOR" each such proposal. Shareholders who execute proxies may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

      A quorum of shareholders, consisting of a majority of the outstanding shares entitled to vote, is required to take action at the Meeting with respect to each Proposal.

      Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election, who are employees of the proxy solicitor engaged by the Fund's investment adviser, Fred Alger Management, Inc. ("Alger Management"), will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but
(a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

      If you hold your shares directly (not through a broker-dealer, bank or other financial institution or intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted "FOR" the nominees in Proposal 1 and "FOR" Proposals 2, 3, 4, 5 and 6, as applicable.

      Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer's or client's shares with respect to Proposals 2, 3, 4, 5 and 6. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal.

      If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

      If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

      Each nominee named in Proposal 1 must be elected by a plurality of the voting power of the shares of the Fund voted at the Meeting.

      Approval of Proposals 2, 3, 4 and 5 requires the affirmative vote of a 1940 Act Majority Vote of the outstanding voting securities of the Fund. A "1940 Act Majority Vote" of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

      Approval of Proposal 6 requires the affirmative vote of a majority of the outstanding shares of the Fund.

      Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast "FOR" that proposal. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote "FOR" proposals. Abstentions and broker non-votes effectively result in a vote "AGAINST" proposals in Proposals 2, 3, 4, 5 and 6. Abstentions and broker non-votes will have no effect on the results of the voting on Proposal 1.

                        PROPOSAL 1: TO ELECT SIX TRUSTEES

      The purpose of this Proposal is to elect six Trustees of the Fund to assume office upon their acceptance of their elections and commencement of service as Trustees. It is intended that the enclosed proxy card will be voted for all nominees (each a "Nominee" and, collectively, the "Nominees") for the Board, unless a proxy contains specific instructions to the contrary. The Board is composed of a single class of Trustees. All shareholders will vote for all Nominees. The Board has determined that the number of Trustees shall be fixed at the number of Trustees elected in accordance with this Proxy Statement.

      Shareholders of the Fund are being asked to elect Ms. Hilary M. Alger and Messrs. Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen
E. O'Neil and Nathan E. Saint-Amand as Trustees. If elected, each will serve for an indefinite term until a successor is duly elected and qualified. Ms. Alger and Messrs. O'Neil, Colbert and Saint-Amand are currently Trustees of the Fund.

      Each of the Nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement. If any of these Nominees is not available for election at the time of the Meeting, the persons named as proxies will vote for such substitute Nominee as the Board may recommend. Each of the Nominees was nominated by the Nominating Committee of the Board, consisting of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees").

      The Board, including all of the Independent Trustees, unanimously proposed all of the Nominees for election at Meeting.

NOMINEES AND EXECUTIVE OFFICERS

      The Nominees, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of portfolios in the Fund Complex the Nominees currently oversee and other board memberships they hold are set forth below. The address of each Nominee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003. For purposes of this Proxy Statement, "Fund Complex" means the Fund and the other five registered investment companies advised by Alger Management.

                                                                            NUMBER OF
                                                                        PORTFOLIOS IN THE
                                                                          FUND COMPLEX
       NAME (AGE)                                                           WHICH ARE
    POSITION WITH THE              PRINCIPAL OCCUPATIONS AND               OVERSEEN BY
      FUND (SINCE)                   OTHER BOARD MEMBERSHIPS                NOMINEE**
-----------------------------------------------------------------------------------------
INTERESTED NOMINEE*

Hilary M. Alger,            Director of Development, Pennsylvania              27
  CFA (44)                  Ballet since 2004; Associate Director of
Trustee (2003)              Development, College of Arts and
                            Sciences and Graduate School,
                            University of Virginia 1999-2003.

INDEPENDENT NOMINEES

Stephen E. O'Neil (73)      Attorney; Private investor since 1981;             27
Trustee (2003)              Director of Brown-Forman Corporation
                            since 1978. Formerly of Counsel to the
                            law firm of Kohler & Barnes.

Charles F. Baird,           Managing Partner of North Castle                   27
  Jr. (52)                  Partners, a private equity securities
Nominee                     group; Chairman of Equinox, Leiner
                            Health Products, Elizabeth Arden
                            Day Spas, Grand Expeditions of EAS.
                            Formerly Managing Director of AEA
                            Investors, Inc.

                                                                            NUMBER OF
                                                                        PORTFOLIOS IN THE
                                                                          FUND COMPLEX
       NAME (AGE)                                                           WHICH ARE
    POSITION WITH THE              PRINCIPAL OCCUPATIONS AND               OVERSEEN BY
      FUND (SINCE)                   OTHER BOARD MEMBERSHIPS                NOMINEE**
-----------------------------------------------------------------------------------------
Roger P. Cheever (60)       Senior Associate Dean of Development,              27
Nominee                     Harvard University. Formerly Deputy
                            Director of the Harvard College Fund.

Lester L. Colbert, Jr.      Private investor since 1988; Chairman              27
  (72)                      of the Board, President and Chief
Trustee (2003)              Executive Officer of Xidex Corporation
                            1972-87.

Nathan E.                   Medical doctor in private practice;                27
  Saint-Amand,              Member of the Board of the Manhattan
  M.D. (68)                 Institute since 1988. Formerly
Trustee (2003)              Co-Chairman, Special Projects
                            Committee, Memorial Sloan Kettering.

--------------------------------------------------------------------------------
* Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Fund by virtue of her pending ownership control of Alger Associates, Inc. ("Alger Associates"), which indirectly controls Alger Management and its affiliates.

** Each of the Nominees also is nominated to serve on the Boards of Trustees/Directors of the other five registered investment companies advised by Alger Management. If the Nominees are elected to serve on the boards of those funds, each Nominee would oversee all the portfolios in the Fund Complex. At the time of the mailing of this Proxy Statement, there were 27 portfolios in the Fund Complex. Prior to the Meeting, certain of those portfolios will be liquidated and shareholders of certain portfolios are being solicited in separate proxy materials to approve the reorganization of their portfolios into other portfolios in the Fund Complex. If all of the proposed liquidations and reorganizations are approved by shareholders, each Nominee will oversee 19 portfolios in the Fund Complex.

            The Fund's executive officers are Messrs. Daniel C. Chung, Frederick
A. Blum, Hal Liebes, Michael D. Martins and Barry J. Mullen, and Ms. Lisa A. Moss. Set forth below is the name and certain biographical and other information for Messrs. Chung, Blum, Liebes, Martins and Mullen, and Ms. Moss, as reported by them to the Fund.

      NAME, (AGE),
    POSITION WITH THE
    FUND AND ADDRESS(1)                PRINCIPAL OCCUPATIONS            OFFICER SINCE(2)
----------------------------------------------------------------------------------------
Daniel C. Chung (44)        President since September 2003                    2003
President*                  and Chief Investment Officer and
                            Director since 2001 of Alger
                            Management; President since 2003
                            and Director since 2001 of Alger
                            Associates, Alger Shareholder Services,
                            Inc. ("Services"), Fred Alger
                            International Advisory S.A.
                            ("International") (Director since 2003)
                            and Analysts Resources, Inc. ("ARI").

Frederick A. Blum (52)      Executive Vice President and Treasurer            2003
Treasurer                   of Fred Alger & Company, Incorporated
                            ("Alger Inc."), Alger Management, Alger
                            Associates, ARI and Services since
                            September 2003 and Senior Vice
                            President prior thereto; Director of
                            Alger SICAV and International.

Hal Liebes (42)             Executive Vice President, Chief                   2005
Secretary                   Operating Officer, Chief Legal Officer
                            and Secretary of Alger Inc. and
                            Alger Management. Formerly, Chief
                            Compliance Officer of AMVESCAP
                            PLC from 2004-2005; U.S. General
                            Counsel (1994-2002) and Global
                            General Counsel (2002-2004) of Credit
                            Suisse Asset Management; Chief
                            Compliance Officer of the Fund
                            Complex from 2005-2006.

Michael D. Martins (41)     Senior Vice President of Alger                    2005
Assistant Treasurer         Management. Formerly, Vice
                            President, Brown Brothers
                            Harriman & Co. from 1997-2004.

Lisa A. Moss (41)           Vice President and Assistant General              2006
Assistant Secretary         Counsel of Alger Management since
                            June 2006. Formerly, Director
                            of Merrill Lynch Investment Managers,
                            L.P. from 2005-2006; Assistant General
                            Counsel of AIM Management, Inc.
                            from 1995-2005.

      NAME, (AGE),
    POSITION WITH THE
    FUND AND ADDRESS(1)                PRINCIPAL OCCUPATIONS            OFFICER SINCE(2)
----------------------------------------------------------------------------------------
Barry J. Mullen (53)        Senior Vice President and Director                2006
Chief Compliance            of Compliance of Alger Management
  Officer                   since May 2006. Formerly, Director
                            of BlackRock, Inc. from 2005-2006;
                            Vice President of J.P. Morgan Investment
                            Management from 1996-2004.

--------------------------------------------------------------------------------
1. The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

2. Each officer's term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

* Mr. Chung is serving as a Board member of certain funds in the Fund Complex, but is not standing for re-election by shareholders at special meetings of those funds, which also are scheduled to be held in January 2007.

COMPENSATION

      No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund now pays each Independent Trustee $500 for each meeting attended, to a maximum of $2,000 per annum, plus travel expenses incurred for attending the meeting. The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current Independent Trustees of the Fund for the fiscal year ended October 31, 2005. Through September 2006, the Fund paid each Independent Trustee $2,000 for each meeting attended, to a maximum of $8,000 per annum, plus travel expenses incurred for attending the meeting.

                                                           TOTAL
                                                      COMPENSATION FROM
                                AGGREGATE             THE FUND COMPLEX
                               COMPENSATION        (NUMBER OF REGISTERED
        TRUSTEE                FROM THE FUND        INVESTMENT COMPANIES)
----------------------         -------------       ----------------------
Charles F. Baird, Jr.               N/A                  $22,500 (4)
Roger P. Cheever                    N/A                  $30,000 (4)
Lester L. Colbert, Jr.            $8,000                 $38,000 (5)
Stephen E. O'Neil                 $8,000                 $65,000 (6)
Nathan E. Saint-Amand             $8,000                 $44,000 (6)

      None of the Independent Trustees or Nominees, and none of their immediate family members, owns any securities issued by Alger Management,

Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management.

EQUITY SECURITIES OWNED BY THE NOMINEES

      The following table sets forth the amount of equity securities owned by each Nominee in the Fund, and in the portfolios in the Fund Complex (in the aggregate), overseen by that Trustee, as of the Record Date. For purposes of this table, ownership interests are presented in the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over
$100,000.

                                                        FUND COMPLEX
        NOMINEE                 FUND SHARES           IN THE AGGREGATE
----------------------          -----------           ----------------
Hilary M. Alger                      A                        E
Charles F. Baird, Jr.                A                        A
Roger P. Cheever                     A                        D
Lester L. Colbert, Jr.               A                        D
Stephen E. O'Neil                    A                        A
Nathan E. Saint-Amand                A                        E

ATTENDANCE OF TRUSTEES AT ANNUAL MEETING; BOARD MEETINGS

      The Fund does not have a policy with regard to attendance of Trustees at annual meetings. The Fund did not hold an annual meeting during its most recent fiscal year.

      During the fiscal year ended October 31, 2005, the Board met four times. Each Nominee attended at least 75% of the aggregate number of meetings of the Board and of each committee of the Board on which the Nominee served.

STANDING COMMITTEES OF THE BOARD

      AUDIT COMMITTEE. The Board has a standing Audit Committee comprised of Messrs. Colbert, O'Neil and Saint-Amand, each of whom is an Independent Trustee. The primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting. The Audit Committee prepares an audit committee report, if required by the Securities and Exchange Commission (the "SEC"), to be included in the Fund's annual proxy statement, if any. The Audit Committee oversees the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto. The Audit Committee determines, and recommends to the Board, including the Independent Trustees, for its ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors. The Audit Committee also pre-approves all audit and certain permissible non-audit services provided to the Fund and certain other persons by such independent auditors. Finally, the Audit Committee acts as a liaison between the Fund's independent auditors and the Board. During the Fund's fiscal year ended October 31, 2005, the Audit Committee met three times. A copy of the Audit Committee Charter is included in Appendix A.

      NOMINATING COMMITTEE. At a meeting of the Board on September 12, 2006, the Board authorized the establishment of a Nominating Committee comprised of all Independent Trustees. The Nominating Committee convened its initial meeting on September 12, 2006.

      The Nominating Committee is responsible for assisting the Board in its selection and evaluation of members to oversee the Fund so that the interests of the shareholders are well-served. The Nominating Committee's responsibilities include the nomination of new Trustees and the evaluation of the Board and its committee structure. The Nominating Committee may consider candidates submitted by shareholders, or from other sources it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected). A copy of the Nominating Committee Charter is included in Appendix B.

      In nominating candidates, the Nominating Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies confront in their duties to shareholders. The Nominating Committee shall review and make recommendations with regard to the tenure of Trustees, including any term limits, limits on the number of boards on which a Trustee may sit and normal retirement age. The Nominating Committee may retain and terminate a search firm to identify Trustee nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms. The Nominating
Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Nominating Committee also is responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Trustees.

CERTAIN LEGAL PROCEEDINGS

      Alger Management and certain of its affiliates are subject to various legal proceedings, a summary of which is set forth in Appendix C. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) of the 1940 Act has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund, loss of personnel of Alger Management, diversion of time and attention of Alger Management's personnel, diminishment of financial resources of, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

SHAREHOLDER APPROVAL

      The election of the Nominees, whose term of office will commence upon their acceptance of their elections and commencement of service as Trustees, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

             PROPOSAL 2: TO APPROVE AN INVESTMENT ADVISORY AGREEMENT

      Shareholders are being asked to vote on a new investment advisory agreement between the Fund and Alger Management, the Fund's investment adviser. A pending transfer of indirect ownership control of Alger Management, as described below, will, upon consummation, result in an "assignment" (as defined in the 1940 Act) of the Fund's existing investment advisory agreement with Alger Management. As a result, the Board of Trustees has determined to seek shareholder approval of a new investment advisory agreement with Alger Management.

BACKGROUND INFORMATION

      Alger Management has provided investment advisory services to the Fund since its inception under the supervision of the Fund's Board and has furnished investment advisory services to the Fund, including providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets. The Fund's advisory agreement with Alger Management covering these services was last approved by Alger Management, as the sole shareholder of the Fund, in connection with the commencement of the Fund's operations.

      During the fiscal year ended October 31, 2005, Alger Management earned $472,510 from the Fund for providing advisory and administrative services to the Fund.

      Prior to September 12, 2006, Alger Management provided both advisory services and administrative services to the Fund pursuant to an investment management agreement with the Fund. Pursuant to the approval of the Board of Trustees at a meeting held on September 12, 2006, the services provided by Alger Management to the Fund were bifurcated into two separate agreements - an investment advisory agreement (the "Current Investment Advisory Agreement") and a separate administration agreement (the "Administration Agreement"). Under the Administration Agreement, Alger Management provides the Fund with various administrative services, including the following: maintenance of office facilities; furnishing of clerical, accounting and bookkeeping services; computation of Fund net asset value, net income and realized capital gains and losses; preparation of semi-annual reports to shareholders and to the SEC; preparation of federal and state tax returns and filings with state securities commissions; and maintenance of Fund financial accounts and records. The amount noted in the preceding paragraph is the aggregate fee paid to Alger Management by the Fund under its previous investment management agreement for both advisory and administrative services. The aggregate management fee of 1.50% payable to Alger Management by the Fund did not change as a result of the bifurcation, but separate advisory fees and administrative fees of 1.46% and .04%, respectively, are now charged under the Fund's Current Investment Advisory Agreement and Administration Agreement, respectively.

      FUTURE ASSIGNMENT OF CURRENT INVESTMENT ADVISORY AGREEMENT. At the time of mailing of this Proxy Statement, over 25% of the outstanding voting securities of Alger Associates is indirectly held by Mr. Frederick M. Alger, III, the former Chairman of the Board of Alger Management and of the Fund's Board. As of October 2, 2006, Mr. Alger has retired as Chairman of the Board of Alger Management and of the Fund's Board and commenced the process to relinquish ownership control of Alger Associates and, indirectly, Alger Management. Upon consummation of this process, Alger Associates and, indirectly, Alger Management, will be controlled by Mr. Alger's three daughters, Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom will own approximately 33% of the voting rights of Alger Management. This process is expected to be completed in February 2007.

      Although the consummation of the relinquishment of Mr. Alger's control of Alger Associates has not caused, and is not expected to cause, any diminution in the overall control of Alger Management by Alger Associates, the completion of the process will result in an "assignment" (as that term is defined in the 1940
Act) of the Fund's Current Investment Advisory Agreement with Alger Management, and will therefore cause the Current Investment Advisory Agreement to terminate in accordance with its terms as required by the 1940 Act.

      As a result of the pending transfer of ownership control of Alger Associates from Mr. Alger to his daughters (and any subsequent transfers among Mr. Alger's daughters), the Board of Trustees of the Fund has determined to seek shareholders' approval of a new investment advisory agreement (the "New Investment Advisory Agreement" and together with the Current Investment Advisory Agreement, the "Advisory Agreements") which, except as noted below, is substantially identical to the Current Investment Advisory Agreement. As discussed below, the Board, including the Independent Trustees, has unanimously approved, and has recommended that the Fund's shareholders approve, its New Investment Advisory Agreement.

THE NEW INVESTMENT ADVISORY AGREEMENT

      On September 12, 2006, the Board approved the Fund's New Investment Advisory Agreement, under which, subject to its approval by the Fund's shareholders, Alger Management will continue to serve as the investment adviser to the Fund. The New Investment Advisory Agreement, if approved by the shareholders, will replace the Fund's Current Investment Advisory Agreement. THE TERMS OF THE FUND'S NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL IN SUBSTANTIALLY ALL RESPECTS TO THOSE OF ITS CURRENT INVESTMENT ADVISORY AGREEMENT, EXCEPT THAT THE NEW INVESTMENT ADVISORY AGREEMENT HAS A DIFFERENT EFFECTIVE DATE AND TERMINATION DATE.

      None of the personnel providing portfolio management services, and none of the other service providers, to the Fund have changed. Under the Fund's New Investment Advisory Agreement, Alger Management will continue to be responsible for providing a continuous investment program for the Fund, making decisions with respect to all purchases and sales of assets, and placing orders for the investment and reinvestment of Fund assets, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. The services of Alger Management to the Fund are not exclusive, and Alger Management is free to render investment advisory services to others.

      Fees paid by the Fund to Alger Management under its New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under its Current Investment Advisory Agreement.

      Pursuant to the New Investment Advisory Agreement, Alger Management will bear all expenses in connection with the performance of its services thereunder. Pursuant to the New Investment Advisory Agreement, the Fund will pay the other expenses of the Fund, including but not limited to the following: the advisory fee; custody, transfer and dividend disbursing, and administration expenses; fees of Independent Trustees; legal and auditing expenses, clerical, accounting and other office costs; costs of preparing, printing and distributing prospectuses and Fund shareholder reports; cost of maintaining the Fund's existence; interest charges, taxes, brokerage fees and commissions; costs of stationery and supplies; expenses and fees related to registration and filing with the SEC and state regulatory authorities; costs of independent pricing services retained to assist in valuing the Fund assets; the Fund's proportionate share of the insurance premiums; costs attributable to shareholder services, including but not limited to, telephone and personnel expenses; costs of Fund shareholder and Board meetings; and any extraordinary expenses.

      The New Investment Advisory Agreement, if approved by shareholders, will continue in effect for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Board of Trustees or (2) by a 1940 Act Majority Vote of the Fund's shareholders.

      The New Investment Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a 1940 Act Majority Vote of the Fund's shareholders, in each case, on 60 days' prior written notice to Alger Management or by Alger Management upon not less than 60 days' written notice to the Fund. The New Investment Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

      The description of the New Investment Advisory Agreement in this Proxy Statement is only a summary. The New Investment Advisory Agreement, which you should read in full, is attached hereto as Appendix D.

BOARD CONSIDERATIONS

      At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Investment Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Alger Management.

      In evaluating the New Investment Advisory Agreement, the Trustees drew on materials that they requested and which were provided to them in advance of the meeting by Alger Management and by counsel to the Fund. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Current Investment Advisory Agreement, (ii) the investment performance of the Fund, (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Alger Inc. from their relationship with the Fund, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee level in the New Investment Advisory Agreement reflects these economies of scale. These materials included an analysis of the Fund and Alger Management's services by Callan

Associates Inc. ("Callan"), an independent consulting firm whose specialties include assistance to fund trustees and directors in their review of advisory contracts pursuant to Section 15(c) of the 1940 Act. At the meeting, senior Callan personnel provided a presentation to the Trustees based on the Callan materials.

      In deciding whether to approve the New Investment Advisory Agreement, the Trustees considered various factors, including those enumerated above. They alsoconsidered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Fund.

      NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services proposed to be provided by Alger Management pursuant to the New Investment Advisory Agreement, the Trustees relied on their prior experience as Trustees of the Fund, their familiarity with the personnel and resources of Alger Management and its affiliates and the materials provided at the meeting, and considered the nature, extent and quality of the services provided by Alger Management pursuant to the Current Investment Advisory Agreement. They noted that under the Advisory Agreements, Alger Management is responsible for managing the investment operations of the Fund, with the Fund's sub-adviser providing portfolio management advice with respect to China securities. They also noted that administrative, compliance, reporting and accounting services necessary for the conduct of the Fund's affairs are provided under the separate Administration Agreement. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Fund. They also considered the resources, operational structures and practices of Alger Management in managing the Fund's portfolio and administering the Fund's affairs, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by Callan, the characteristics of the Fund's portfolio had, since inception, been typical of a fund that holds itself out to investors as growth-oriented. The Trustees concluded that Alger Management's experience, resources and strength in those areas of importance to the Fund are considerable. The Trustees considered the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. The Trustees also considered the ongoing enhancements to the control and compliance environment at Alger Management and within the Fund.

      TRANSFER OF OWNERSHIP OF ALGER ASSOCIATES. The Trustees assessed the implications for Alger Management of the pending transfer of ownership control of Alger Associates and Alger Management's ability to continue to provide services to the Fund of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the pending transfer on Alger

Management's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of Alger Management that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement and to operate its business in a manner consistent with past practices. The Board also considered that the New Investment Advisory Agreement, and the fees paid thereunder, are substantively identical in all respects to Current Investment Advisory Agreement, except for the time periods covered by the Agreements and, that for administrative convenience, the New Investment Advisory Agreement will permit the investment advisory agreement of future Fund series to be combined with the investment advisory agreement for the Fund as a single document.

      INVESTMENT PERFORMANCE OF THE FUND. Drawing upon information provided at the meeting by Alger Management as well as Callan and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees noted that the overall performance of the Fund had been excellent; they noted, for example, that the Fund's average annual returns for the one- and two-year periods ended August 31, 2006 and since inception, and its return for the year to date at August 31, 2006, had substantially exceeded those of its peers and its benchmarks. They also noted, however, that the services of the Fund's former sub-adviser had presumably contributed to this performance and that a new sub-adviser would be responsible for the Fund's investments in China securities in at least the immediate future.

      PROFITABILITY TO ALGER MANAGEMENT AND ITS AFFILIATES. The Trustees reviewed the Fund's advisory fee and expense ratio and compared them to a group of comparable funds. In order to assist the Trustees in this comparison, Callan had provided the Trustees with comparative information with respect to fees paid, and expense ratios incurred, by similar funds. That information indicated that the Fund's advisory fee and expense ratio were approximately at the median for the funds in the Callan reference group. The Trustees determined that this fact should be taken into account in weighing the size of the fee against the nature, extent and quality of the services to be provided. In addition, the Trustees considered the profitability of the Current Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-provided data on the Fund's profitability to Alger Management and its affiliates for the Fund's most recent fiscal year. After analysis and discussion, they concluded that, to the extent that Alger Management's and its affiliates' relationships with the Fund had been profitable to those entities, the profit margins were not unacceptable.

      ECONOMIES OF SCALE. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Fund and its operations is such that Alger Management is likely to realize economies of scale in the management of the Fund at some point as it grows in size, but that in view of the current size of the Fund and the level of profitability of the Fund to Alger Management and its affiliates, such economies as might already exist were subsumed in the level of the advisory fee, and that adoption of breakpoints in the advisory fee, while possibly appropriate at a later date, could await further analysis of the sources and potential scale of the economies and the fee structure that would best reflect them. Accordingly, the Trustees requested that Alger Management address this topic with the Trustees at future meetings.

      OTHER BENEFITS TO ALGER MANAGEMENT. The Trustees considered whether Alger Management benefits in other ways from its relationship with the Fund. They noted that Alger Management maintains soft-dollar arrangements in connection with the Fund's brokerage transactions, data on which is regularly supplied to the Trustees at their quarterly meetings. The Trustees also noted that Alger Inc. provides a substantial portion of the Fund's equity brokerage and receives shareholder servicing fees from the Fund as well, and that Alger Shareholder Services, Inc. receives fees from the Fund under a shareholder services agreement. The Trustees had been provided with information regarding, and had considered, the brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Fund. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

      At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Fund's New Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

      o The Board concluded that the nature, extent and quality of the services provided by Alger Management are adequate and appropriate.

      o The Board determined that the pending transfer of ownership control of Alger Associates would not be a detriment to Alger Management's ability to continue to provide services to the Fund of the same scope and quality as provided under the Current Investment Advisory Agreement, and that the pending transfer would not affect Alger Management's ability to fulfill its obligations under the New Investment Advisory Agreement, and to operate its business in a manner consistent with past practices.

      o The Board concluded that the Fund's overall performance had been excellent, while noting that a portion of the performance was presumably attributable to the services of the Fund's sub-adviser.

      o The Board concluded that the Fund's fee paid to Alger Management, which was proposed to be the same under the New Investment Advisory Agreement as under the Current Investment Advisory Agreement, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.

      o The Board determined that there were not at this time significant economies of scale to be realized by Alger Management in managing the Fund's assets and that, to the extent that material economies of scale should be realized in the future, the Board would seek to ensure that they were shared with the Fund.

      The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT ALGER MANAGEMENT

      Alger Management is a registered investment adviser with its principal offices located at 111 Fifth Avenue, New York, New York 10003. Alger Management is a wholly-owned subsidiary of Alger Inc., which is a wholly-owned subsidiary of Alger Associates, a financial services holding company. Until October 2, 2006, Mr. Frederick M. Alger, III was the principal executive officer of Alger Management and was the Chairman of the Board. Mr. Daniel C. Chung serves as Chairman and Chief Executive Officer of Alger Management, and Mr. Hal Liebes serves as a Director of Alger Management. Mr. Chung also serves as Alger Management's Principal Executive Officer with Mr. Frederick A. Blum serving as Principal Financial Officer. For a list of officers of the Fund who also serve as officers of Alger Management, please refer to Proposal 1 above.

      Alger Associates is a closely-held New York corporation, the stockholders of which primarily consist of Mr. Frederick M. Alger, III, who holds Class A shares through Alger Two, LLC, and his three daughters, Hilary M. Alger, Nicole
D. Alger and Alexandra D. Alger, each of whom hold Class C shares. The principal business address of Alger Management, Alger Inc. and Alger Associates, and the address of each officer and director of Alger Management is 111 Fifth Avenue, New York, New York 10003.

      DISTRIBUTOR  AND  ADMINISTRATOR.  Alger Inc.  serves as distributor of the
Fund's  shares.   As  noted  above,   Alger  Management  serves  as  the  Fund's
administrator.

      In selecting brokers or dealers to execute portfolio transactions, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the Fund and/or the other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Fund are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Fund.

      During the fiscal year ended October 31, 2005, the Fund paid an aggregate of approximately $290,874 in brokerage commissions of which approximately $38,215 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2005 constituted 13% of the aggregate brokerage commissions paid by the Fund; during that year, 21% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Neither Alger Inc. nor its affiliates engage in principal transactions with the Fund and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include some securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $397,938 in portfolio transactions, incurring $1,518 in commissions, was allocated to brokers who supplied research to the Fund or Alger Management.

SHAREHOLDER APPROVAL

      To become effective, the Fund's New Investment Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund, which means the affirmative vote of lesser of (a) 67% or more of the outstanding voting securities of the Fund that are present at the Meeting or represented by proxy (if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy) or (b) more than 50% of the outstanding voting securities of the Fund.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FUND'S NEW INVESTMENT ADVISORY AGREEMENT.

               PROPOSAL 3: TO APPROVE A NEW SUB-ADVISORY AGREEMENT

      At  the  Meeting,  shareholders  will  also  be  asked  to  approve  a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Alger Management and Martin Currie Inc., the Fund's new sub-adviser ("Martin Currie").

BACKGROUND INFORMATION

      On May 3, 2006, the Board of the Fund was advised by JF International Management Inc. (the "Prior Sub-Adviser") that it intended to resign as the Fund's sub-adviser, effective as of September 12, 2006. The Board immediately commenced a search for a successor to the Prior Sub-Adviser following which, at the Board's meeting on September 12, 2006, the Board selected Martin Currie Inc. ("Martin Currie") to replace the Prior Sub-Adviser as sub-adviser to the Fund. At the same meeting, the Board approved the New Sub-Advisory Agreement with Martin Currie on behalf of the Fund, and an interim sub-advisory agreement with Martin Currie on behalf of the Fund (the "Interim Sub-Advisory Agreement") to provide sub-advisory services to the Fund during the interim period before the New Sub-Advisory Agreement is approved by Fund shareholders. Effective September 20, 2006, Martin Currie assumed day-to-day investment advisory responsibilities for the Fund's assets pursuant to the Interim Sub-Advisory Agreement.

THE INTERIM SUB-ADVISORY AGREEMENT

      During the period between September 20, 2006, the effective date under the Interim Sub-Advisory Agreement, and the consideration of approval of the New Sub-Advisory Agreement by the Fund's shareholders at the Meeting (the "Interim Period"), Martin Currie provides investment management services to the Fund for the portion of the Fund's portfolio that Alger Management has allocated to Martin Currie, subject to the reasonable direction Alger Management or the Board may give from time to time, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees, and the investment objective, policies and restrictions of the Fund. Alger Management will maintain ultimate oversight regarding investment management of the Fund.

      For its services under the Interim Sub-Advisory Agreement, Martin Currie is paid a fee at the annual rate of 0.80% on the first $100 million of the average daily assets of the portion of the Fund's assets managed by Martin Currie, and 0.60% thereafter. The Interim Sub-Advisory Agreement provides for a termination date no greater than 150 days from its effective date (September 20, 2006), or upon approval of the New Sub-Advisory Agreement by shareholders, whichever is shorter.

THE NEW SUB-ADVISORY AGREEMENT

      On September 12, 2006, the Board of the Fund approved the New Sub-Advisory Agreement for the Fund under which, subject to its approval by the Fund's shareholders, Martin Currie will continue to serve as the investment sub-adviser to the Fund. The New Sub-Advisory Agreement, if approved by the Fund's shareholders, will replace the Interim Sub-Advisory Agreement.

      None of Alger Management's personnel who have provided portfolio management services, and none of the other service providers to the Fund, have changed or are expected to change. The only change is the replacement of the Prior Sub-Adviser with Martin Currie. The services of Alger Management to the Fund are not exclusive, and Alger Management is free to render investment advisory services to others.

      Fees paid by the Fund to Alger Management under the New Investment Advisory Agreement will be calculated at the same rate as the fees previously charged under the Current Investment Advisory Agreement and the Interim Sub-Advisory Agreement. The Fund does not pay Martin Currie for its investment advisory services. Martin Currie is paid by Alger Management out of the fees paid under the Fund's investment advisory agreement with Alger Management.

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by Martin Currie under the New Sub-Advisory Agreement, or a breach of fiduciary duty with respect to receipt of compensation, neither Martin Currie nor any of its directors, officers, shareholders, agents or employees are liable or responsible to Alger Management, the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of or connected with the New Sub-Advisory Agreement or for any loss suffered by Alger Management, the Fund or any shareholder of the Fund in connection with the performance of such Agreement.

      Pursuant to the New Sub-Advisory Agreement, Martin Currie will bear its expenses of providing services to the Fund pursuant to such Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

      The New Sub-Advisory Agreement, if approved by shareholders, will continue in effect for an initial period that will commence upon approval by shareholders of the Fund and will end on September 30, 2008, and will continue from year to year thereafter, provided that its continuance is specifically approved (1) by the Fund's Board or (2) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

      The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by Alger Management upon the vote of the Board or by vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund on 60 days' prior written notice to Martin Currie or by Martine Currie upon not less than 120 days' written notice to Alger Management and the Fund. The New Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

      The description of the New Sub-Advisory Agreement in this Proxy Statement is only a summary. You should read the New Sub-Advisory Agreement, the form of which is included in Appendix E.

      If the shareholders of the Fund do not approve the New Sub-Advisory Agreement within 150 days of the effective date of the Interim Sub-Advisory Agreement, the Fund's Board will take such actions as it deems in the best interests of the shareholders of the Fund.

BOARD CONSIDERATIONS

      At an in-person meeting held on September 12, 2006, the Trustees, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, the New Sub-Advisory Agreement. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Martin Currie and Alger Management.

      In evaluating the New Sub-Advisory Agreement, the Trustees drew on extensive materials relating to Martin Currie that had been provided to them in advance of the meeting, including a detailed account of (1) Martin Currie's experience, resources and current investment management business relating to Greater China securities, (2) its organizational structure and personnel, including James Chong, the individual designated to act as co-portfolio manager for the Fund with Messrs. Chung and Karabell, as well as others in the organization who contribute to Martin Currie's Greater China portfolio management activities, and the compensation program for portfolio management personnel, (3) its general investment philosophy, policies and procedures, including its research practices and resources and its portfolio trading practices, (4) its regulatory history and its policies and procedures relating to legal and regulatory matters, and (5) its code of ethics and policies relating to personal trading and conflicts of interest. The Trustees were also furnished with a lengthy and detailed document setting forth Martin Currie's compliance policies and procedures, a summary of the annual report of Martin Currie's Chief Compliance Officer, a copy of Martin Currie's registration statement on Form ADV as filed with the SEC, the annual report of Martin Currie's corporate parent, Martin Currie Limited ("MCL"), containing audited consolidated financial statements for MCL and its subsidiaries (including Martin Currie), and a report by KPMG LLP on its examination of the internal investment management controls of MCL and certain of its subsidiaries (including Martin Currie). Additional materials had been provided in advance of the meeting by Alger Management and counsel to the Fund, including a memorandum from counsel discussing the Trustees' legal responsibilities in evaluating the New Sub-Advisory Agreement, a memorandum from Mr. Karabell describing in detail Alger Management's search for a new sub-adviser to replace the Prior Sub-Adviser and the basis for recommending the selection of Martin Currie, and a copy of the New Sub-Advisory Agreement.

      NATURE, EXTENT AND QUALITY OF SERVICES; INVESTMENT PERFORMANCE. In considering the nature, extent and quality of the services to be provided by Martin Currie pursuant to the New Sub-Advisory Agreement, the Trustees relied on the foregoing materials and discussions with Mr. Karabell and other Alger Management personnel. They noted Martin Currie's extensive background and resources as an investment management company in general and with respect to Greater China investments in particular, the considerable experience and qualifications of the Martin Currie personnel who would be supplying portfolio management services to the Fund, the apparent financial soundness of the group of companies of which Martin Currie is a part, Martin Currie's unblemished regulatory and legal history and its extensive compliance procedures and internal controls. They also considered the account in Mr. Karabell's memorandum of the lengthy process by which Alger Management arrived at its recommendation of Martin Currie as the best qualified among eight prospective sub-advisers as measured against a list of important criteria and of the congenial fit of Martin Currie's investment approach with that of Alger Management and the Fund. As to performance history, they noted that none specifically relating to the Fund was available because Martin Currie was being newly considered, but noted Alger Management's opinion that the firm's overall performance was acceptable relative both to an appropriate benchmark of China securities and to that of the other candidates. The Trustees concluded that Martin Currie's experience, resources and strength in the areas of importance to the Fund are considerable and that their control and compliance programs appear to be satisfactory.

      PROFITABILITY; ECONOMIES OF SCALE; SUB-ADVISORY FEE. In evaluating the proposed sub-advisory fee to the paid to Martin Currie, the Trustees did not consider the potential profitability of the New Sub-Advisory Agreement to Martin Currie and its affiliates because of the considerable uncertainty inherent in any judgment as to costs and revenues associated with a relationship that had not yet commenced. As to the topic of economies of scale, the Trustees noted that there were breakpoints in the sub-advisory fee, and concluded that the topic would be more appropriately addressed in the course of a review of the Fund's Investment Management Agreement with Alger Management. As to the sub-advisory fee itself, the Trustees noted that the fee would be paid not by the Fund but by Alger Management out of its own resources. After discussion with Alger Management, they concluded that, in light of the services that Martin Currie would be providing to the Fund and of the fee to be paid by the Fund to Alger Management, there was no reason not to conclude that, as an initial determination, the fee was fair and reasonable. Nor did they consider, at the outset of the relationship with Martin Currie, that such foreseeable additional benefits as might accrue to that firm by virtue of its relationship with the Fund would render the sub-advisory fee excessive.

      At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the New Sub-Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations:

      o The Board concluded that it was reasonable to expect that the nature, extent and quality of the services to be provided by Martin Currie would be adequate and appropriate.

      o The Board concluded that, on the basis of Martin Currie's general performance as a manager of investments in China securities, the new sub-adviser's contribution to the Fund's overall performance could reasonably be expected to be satisfactory.

      o The Board concluded that the fee to be paid to Martin Currie by Alger Management was reasonable, notwithstanding that a determination at this point as to the future profitability of Martin Currie's relationship with the Fund would be impracticable.

      o The Board determined that attention to economies of scale was more appropriately paid in the context of a review of the Investment Advisory Agreement with Alger Management.

      The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Fund's New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

ADDITIONAL INFORMATION ABOUT MARTIN CURRIE

      Martin Currie Inc., a New York corporation, is a registered investment adviser with its principal offices located at Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Martin Currie and its global affiliates manage approximately $21.4 billion in international equities for financial institutions, charities, foundations, pension funds and investment trusts.

      Martin Currie is a wholly-owned subsidiary of Martin Currie Limited. Martin Currie is a private limited company that is 100% owned by its employees, but with no employee owning more than 6% of the firm. Mr. William Watt is Martin Currie's Chief Executive Officer. Mr. Watt, along with Messrs. James Fairweather, Michael Thomas, Allan MacLeod and Timothy Hall serve as Directors of Martin Currie. Malcolm Gourlay is the Chairman and John Gooch and David Watts are both Non-Executive Directors. Mr. Ralph Campell is the chief financial officer of Martin Currie. No officers of the Fund serve as officers of Martin Currie. The principal address of Martin Currie, Martin Currie Limited and the address of each officer and director of Martin Currie is Saltire Court, 20 Castle Terrace, Edinburgh, Scotland.

SHAREHOLDER APPROVAL

      To become effective, the New Sub-Advisory Agreement must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE FUND'S NEW SUB-INVESTMENT ADVISORY AGREEMENT.

         PROPOSAL 4: TO REVISE OR REMOVE FUNDAMENTAL INVESTMENT POLICIES

      The Fund, like all mutual funds, is required by law to have policies governing certain of the Fund's investment practices that may only be changed with shareholder approval. These policies are referred to as "fundamental." While the number of investment practices that must be governed by fundamental policies currently is small, this has not always been the case. As a result, the Fund has fundamental policies that are no longer required by law. In addition, certain of the Fund's policies that continue to be required by law, as currently adopted by the Fund, are more restrictive than required by law.

      The Board has reviewed the Fund's current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated. A list of the fundamental policies that will apply to the Fund if each proposal is approved by shareholders appears in Appendix F. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate other fundamental policies. Additionally, shareholders are being asked to reclassify the Fund's investment objective as non-fundamental (see Proposal 4-A).

      The revised fundamental policies are expected to facilitate the management of the Fund's assets, to simplify the process of monitoring compliance with the Fund's fundamental investment policies and to provide Alger Management with the flexibility to manage the Fund more effectively. In addition, the revised fundamental policies are intended to provide the Fund with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and should be interpreted broadly. The revised policies generally allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies should be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This should allow the Fund to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. Approval of the revised fundamental policies does not necessarily mean that the Fund will broaden its investment practices to the extent permitted under the policies. To the extent the Fund engages in new investment practices, the Fund may be subject to additional risks. Before a material change is made in the Fund's investment practices in response to the revised policies, the Board will be asked to approve such change and the Fund's prospectus and/or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

      The revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Fund. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The revised policies should be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this should allow the Fund the flexibility to take advantage of future changes in the interpretations of regulators and others without the expense and delay of seeking further shareholder approvals.

      Lastly, when a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy should be interpreted to mean that there is either an express or affirmative permission, or a lack of a prohibition, for the practice.

      The revised fundamental policies give the Fund, in certain cases, an increased ability to engage in certain investment practices (although only technical or minor wording changes are being made for certain policies), as described in more detail below. If the Fund takes advantage of that increased ability (to borrow money, for example), there could be a material increase in the level of investment risk associated with an investment in that Fund. Certain of the increased risks to the Fund are described below. Except where indicated below, the actual investment practices of the Fund currently are not expected to change as a result of the revised policies. However, these practices could change in the future, and for various reasons. Before a material change is made in the Fund's investment practices in response to the revised policies, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change.

      The Board recommends that shareholders vote to revise or eliminate the Fund's fundamental policies as discussed below. Each section sets out the fundamental policy that will apply if shareholders approve the policy in that section. The descriptions in each section of the Fund's existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Appendix F. The chart in Appendix F sets out in the left column the current fundamental policies of the Fund that are proposed to be revised or eliminated, and in the right column the proposed revised policy, if applicable.

      Shareholders will be asked to vote on each revised policy for the Fund separately on the enclosed proxy card. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund's fundamental policies will be changed or eliminated, and others will not. If any proposal is not approved, the Fund's existing fundamental policy on that investment practice will remain in effect.

      The revised policies that are approved will take effect March 1, 2007.

      To be approved, each proposal must receive a 1940 Act Majority Vote of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

PROPOSAL 4-A: CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

      If shareholders approve this proposal, the Fund's investment objective will become non-fundamental, meaning that it can be changed without shareholder approval. There are no current plans to change the investment objective of the Fund.

      DISCUSSION. The 1940 Act does not require that the Fund's investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If the Fund's investment objective is non-fundamental, the objective may be changed by the Board when the Board believes it is in the best interests of shareholders to do so. As noted above, however, shareholders would be given prior notice of any change in the Fund's investment objective. This notice is expected to take the form of a supplement to the Fund's prospectus or a revised prospectus, which would be sent to shareholders.

      If the Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of shareholders without the expense and delay of seeking further shareholder approval.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

      PROPOSAL 4-B: REVISE THE FUNDAMENTAL POLICY RELATING TO BORROWING MONEY

      If shareholders approve this proposal, the Fund's current fundamental policy on the borrowing of money will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act (which currently limits borrowing to no more than 331/3% of the value of the Fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not borrow money.

      DISCUSSION. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.

      Currently, the borrowing policy of the Fund limits the Fund to borrowings from banks and limits the ability of the Fund to purchase securities when borrowings are outstanding. The Fund's current borrowing policy is described in its prospectus or statement of additional information. The revised policy will permit the Fund to borrow money, and to engage in trading practices that may be considered to be borrowing, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy also will eliminate the restriction that borrowings be made only from banks.

      As noted above, the revised policy will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

      If this proposal is approved, the Fund may be permitted by this fundamental policy to borrow in situations and under circumstances in which it previously could not do so. Borrowing may cause the value of the Fund's shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund's net investment income in any given period.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-C: REVISE THE FUNDAMENTAL POLICY RELATING TO UNDERWRITING

      If shareholders approve this proposal, the Fund's current fundamental policy on the underwriting of securities of other issuers will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      DISCUSSION. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Fund's current underwriting policy is disclosed in its prospectus and/or statement of additional information. The Fund's current fundamental policy has an exception to the prohibition on underwriting to the extent that the Fund is deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the "Securities Act"), which deems certain persons to be "underwriters" if they purchase a security from the issuer and later sell it to the public. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. It is not, however, believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting the securities of other issuers. The revised policy does not generally give the Fund any greater authority to engage in the underwriting business or to underwrite the securities of other issuers.

      Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities
Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability. These risks could apply to the Fund investing in restricted securities.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-D: REVISE THE FUNDAMENTAL POLICY RELATING TO LENDING

      If shareholders approve this proposal, the Fund's current fundamental policy on the lending of money or other assets will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.

      DISCUSSION. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally depends on current interest rates. The SEC considers repurchase agreements as loans.)

      The Fund's current fundamental policy, which is disclosed in the Fund's prospectus and/or statement of additional information, generally prohibits the making of loans, but specifies that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, are not subject to the restriction. The revised policy will permit securities lending and the use of repurchase agreements and will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans.

      If this proposal is approved, the Fund will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which it previously could not do so. While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when Alger Management or Martin Currie, as applicable, believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other Alger Management-advised funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other Alger Management-advised funds.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and/or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  4-E:  REVISE  THE  FUNDAMENTAL   POLICY  RELATING  TO  ISSUING  SENIOR
SECURITIES

      If shareholders approve this proposal, the Fund's current fundamental policy on the issuing of senior securities will be revised to read as follows:

      Except as  otherwise  permitted  by the 1940 Act,  or  interpretations  or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

      DISCUSSION. All mutual funds are required to have a fundamental policy about issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary or emergency purposes, and these borrowings are not considered senior securities.

      Currently, the Fund is not permitted to issue senior securities except to the extent that borrowings or certain investment practices (such as writing options) may be deemed to be the issuance of senior securities. The Fund's current policy concerning the issuance of senior securities is described in its prospectus or statement of additional information. The revised policy will permit the Fund to issue senior securities to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

      Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Fund's existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on the issuance of senior securities are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-F: REVISE THE FUNDAMENTAL POLICY RELATING TO REAL ESTATE

      If shareholders approve this proposal, the Fund's current fundamental policy on real estate will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not purchase, hold or deal in real estate, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

      DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. Currently, the Fund has a fundamental policy prohibiting it from purchasing or selling real estate but is permitted to own securities secured by real estate or interest therein, as well as securities of companies whose business consists in whole or in part of investing in real estate. The revised policy clarifies the Fund's policy prohibiting investments in real estate, but preserves the flexibility to invest in real estate-related companies and companies whose business consists in whole or in part of investing in real estate.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in real estate are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      To the extent that investments in real estate are considered illiquid, the Fund will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets (10% of net assets for money market funds).

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-G: REVISE THE FUNDAMENTAL POLICY RELATING TO COMMODITIES

      If shareholders approve this proposal, the Fund's current fundamental policy on commodities will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest in physical commodities or physical commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

      DISCUSSION. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

      Currently, the Fund is not permitted to invest in physical commodities or commodity contracts, but it is permitted to invest in certain types of derivatives and financial commodities such as stock index futures contracts and options on such futures contracts. The Fund's current policy concerning investment in commodities is described in its prospectus and/or statement of additional information. The revised policy does not generally give the Fund any greater authority to invest in physical commodities but clarifies the Fund's ability to enter into the various derivative instruments identified in the revised policy.

      Alger Management has advised the Board that the proposed revisions to the fundamental policy on investment in commodities and commodity contracts are not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus or statement of additional information. Before a material change is made in the Fund's investment practices in response to this revised policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-H: REVISE THE FUNDAMENTAL POLICY RELATING TO CONCENTRATION

      If shareholders approve this proposal, the Fund's current fundamental policy on concentration will be revised to read as follows:

      Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

      DISCUSSION. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. It is possible that interpretations of concentration could change in the future.

      The Fund currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry. The Fund's current policy about concentration is disclosed in its prospectus and/or statement of additional information. This existing policy reflects the 25% test noted above that is the SEC's current interpretation of concentration. The revised policy does not generally give the Fund any greater authority to concentrate its investments in one or more industries. However, if the SEC's interpretation of concentration were to change, the Fund would be able to change its concentration policy without seeking shareholder approval.

      The revised policy will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Also, under the revised policy, positions in futures contracts will be interpreted not to be subject to this concentration restriction.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-I: REMOVE THE FUNDAMENTAL POLICY RELATING TO BOTH PURCHASING SECURITIES ON MARGIN AND ENGAGING IN SHORT SALES

      If shareholders of the Fund approve this proposal, the Fund's current fundamental policy prohibiting the Fund from purchasing securities on margin and making short sales of securities will be eliminated.

      DISCUSSION. The Fund currently has a fundamental policy that prohibits both the purchase of securities on margin and the entry into short sales.

      The 1940 Act does not require that the Fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 4-B.

      The Fund believe that this fundamental policy is unnecessary and may be unduly restrictive. The Fund's ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 4-B. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 4-E. The Fund believes that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Fund will be permitted to purchase securities on margin subject to the Fund's other investment policies and applicable law. Shareholders should note that it is the current position of the SEC's staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund, which is not permitted by the 1940 Act.

      A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities if would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is generally restricted from making short sales unless the sale is "against the box" and the securities sold are segregated, or the fund's obligation to deliver the securities sold short is "covered" by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made "against the box" if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to "cover" its exposure under any short position. Mutual funds are not required to have a fundamental policy about engaging in short sales.

      The Fund believes this fundamental policy is unduly restrictive. There may be circumstances in which Alger Management believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Fund will be able to engage in short sales subject to the Fund's other investment policies and applicable law. Before the Fund engages in short sales to any material extent, the Board will be consulted and the Fund's prospectus and/or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on engaging in short sales imposed by the Board from time to time, as well as the Fund's other investment policies.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

POLICY 4-J: REMOVE THE FUNDAMENTAL POLICY RELATING TO PLEDGING ASSETS

      If shareholders approve this proposal, the Fund's current fundamental policy limiting the Fund's ability to pledge its assets will be eliminated.

      DISCUSSION. The Fund currently is restricted in its ability to pledge its assets. The Fund believes this fundamental policy is unduly restrictive and may prevent Alger Management from acting in a manner it believes to be in shareholders' best interest. If this fundamental policy is eliminated, the Fund will be able to pledge its assets to the extent permitted under the 1940 Act, subject to the Fund's other investment policies.

      The Fund intends to pledge its assets only to support its investment practices. It is impossible to predict what the lending practices will be in the future when the Fund borrows money, and what collateral coverage would be required. In any event, the Fund would take into account any then-applicable legal guidance, would be guided by the judgment of the Board and Alger Management regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, was necessary for the Fund to obtain the credit sought.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-K: REMOVE THE FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS

      If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from investing in oil, gas or other mineral exploration or development programs will be eliminated.

      DISCUSSION. The current policy of the Fund expressly prohibits investments in oil, gas or other mineral exploration development programs. This fundamental policy is believed initially to have been adopted in response to requirements imposed under certain states' securities laws and/or other restrictions which no longer apply to the Fund, and are not required by the 1940 Act. The elimination of this policy will simplify the Fund's compliance requirements and will provide Alger Management greater flexibility to invest the Fund's asset as it deems appropriate, consistent with the applicable law and the Fund's investment objective and other investment policies.

      If shareholders approve this proposal, the Fund's current fundamental policy will be eliminated. The Fund will remain subject to the Fund's fundamental policy on investments in commodities as discussed in Proposal 4-G.

      Consistent with its advice to the Board concerning the proposed revisions to the Fund's fundamental policy on investments in commodities, Alger Management has advised the Board that the proposed elimination of the fundamental policy on investments in oil, gas or other mineral exploration development programs is not expected to materially affect the manner in which the Fund's investment program is being conducted at this time, as reflected in the Fund's current prospectus and statement of additional information. Before a material change is made in the Fund's investment practices in response to the elimination of this policy, shareholders will be notified in advance of the change, and the Fund's prospectus and/or statement of additional information will be revised to disclose the change, the purpose of the changed practice, and, as applicable, any additional risks.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4-L: REMOVE THE FUNDAMENTAL POLICY RELATING TO WRITING OR SELLING STRADDLES OR SPREADS

      If shareholders approve this proposal, the Fund's current fundamental policy prohibiting the Fund from writing or selling straddles, spreads or combinations thereof will be eliminated.

      DISCUSSION. There is no requirement under the 1940 Act or other applicable law that a mutual fund have a fundamental policy relating to investments in straddles or spreads. The Fund believes that eliminating this restriction increases the Fund's investment flexibility without materially increasing the risk to shareholders. Additionally, to the extent that writing straddles or spreads is deemed to involve a borrowing or the issuance of a senior security, such activities are governed by respective fundamental policies discussed in Proposals 4-B and 4-E.

      Before the Fund engages in writing straddles or spreads to any material extent, the Board will be consulted and the Fund's prospectus or statement of additional information will be revised to disclose the practice. The Fund will be subject to any limitations on writing straddles or spreads imposed by the Board from time to time, as well as the Fund's other investment policies.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4-L.

           PROPOSAL 5: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1

      Shareholders are being asked to approve a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") to permit the use of Fund assets to finance the sale and distribution of Fund shares, subject to certain conditions. A copy of the proposed Distribution Plan is attached as Appendix G.

BACKGROUND INFORMATION

      Shares of the Fund (currently, all outstanding shares of the Fund are classified as Class A Shares) are not currently subject to a Distribution Plan, but are subject to a Shareholder Servicing Agreement pursuant to which the Fund pays Alger Inc. a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund.

      Pursuant to the terms of the Shareholder Servicing Agreement, Alger Inc. uses the fees paid thereunder to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead expenses of Alger Inc. and other Alger Inc. and selected dealer office expenses relating to the servicing and/or maintenance of shareholder accounts. Compensation under the agreement may be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other, similar services not otherwise required to be provided by Alger Management, the Fund's transfer agent or other agents of the Fund. During the fiscal year ended October 31, 2005, the Fund paid $78,752 to Alger Inc. under the Shareholder Servicing Agreement.

      The Board has approved the implementation of a Distribution Plan for Class A Shares pursuant to which Class A Shares would pay Alger Inc. service fees at an annual rate of 0.25% of the value of the average daily net assets of such Class. The Shareholder Servicing Agreement will be appropriately terminated should shareholders approve the Proposal.

      Pursuant to Rule 12b-1 under the 1940 Act, an investment company acting as a distributor of its shares must do so pursuant to a written plan that describes "all material aspects of the proposed financing of the distribution." Rule 12b-1 states that an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently, the Fund does not include the above-referenced fees and the services related to those fees as part of a Distribution Plan. The Board believes that the services being performed by Alger Inc. under the Shareholder Servicing Agreement have historically not been used to result in sales of shares of the Fund (i.e., are not "distribution" services, for purposes of Rule 12b-1), but also recognizes that there are post-sale administrative and informational services provided to existing shareholders.

Nonetheless, to eliminate any doubt that may arise in the future regarding whether the services performed by Alger Inc. under the Shareholder Servicing Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders approve the adoption of a Distribution Plan for Class A Shares, which authorizes the payment of a service fee pursuant to Rule 12b-1 under the 1940 Act.

      If the shareholders approve the adoption of the Distribution Plan, the fees paid by holders of Class A Shares for shareholder and administrative services will not change. The fees currently payable for shareholder services, and the Rule 12b-1 fees that would be payable under the proposed Distribution Plan are as follows:

                 CURRENT FEES                   PROPOSED FEES
         ----------------------------    ----------------------------
                          Non 12b-1                       Non 12b-1
         Rule 12b-1      Shareholder     Rule 12b-1      Shareholder
            Fees       Servicing Fees       Fees       Servicing Fees
         ----------    --------------    ----------    --------------
            None            .25%            .25%            None

BOARD CONSIDERATIONS

      In recommending adoption of the Distribution Plan, the Board considered a variety of factors. The Board examined the nature of the services Alger Inc. provides pursuant to the Shareholder Servicing Agreement and the benefits such services provide to the Fund and its shareholders. In addition, the Board was advised by independent counsel regarding the requirements of Rule 12b-1. The Board concluded that with the adoption of this Proposal 5, the Fund will be provided with additional flexibility in obtaining services under the Distribution Plan.

      In addition, as noted above, the Board believes that the services performed or obtained by the recipients of the service fees are not primarily intended to result in sales of shares of the Fund (I.E., "distribution" services, for purposes of Rule 12b-1), but rather are post-sale administrative and informational services provided to existing shareholders. However, to eliminate any doubt regarding continued payments of service fees that may arise in the future, the Board has approved, and recommends that shareholders approve, the adoption of the Distribution Plan as set forth herein.

      The Board noted that if shareholders approve this Proposal 5, the service fees charged to the Fund will not change. In addition, the Board considered that the services currently provided to such shareholders pursuant to the Shareholder Servicing Agreement are appropriate services to provide to shareholders. The Board also noted that Alger Inc. had agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Shareholder Servicing Agreement.

REQUIRED VOTE

      To be approved, this Proposal must be approved by a 1940 Act Majority Vote of the outstanding voting securities of the Fund, as such term is defined above in "Vote Required and Manner of Voting Proxies."

      If the shareholders do not approve the adoption of the Distribution Plan, the Fund will continue to pay service fees under its current arrangement.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                 PROPOSAL 6: TO APPROVE AMENDMENTS TO THE FUND'S
                       AGREEMENT AND DECLARATION OF TRUST

      As a Massachusetts business trust, the Fund is subject to Massachusetts law pursuant to which the organizational and operational document of a business trust is its Agreement and Declaration of Trust. Thus, the Fund operates under the Trust's Agreement and Declaration of Trust, as previously amended or restated (the "Trust Agreement"), which sets forth various provisions relating primarily to the operation and governance of the Fund. Shareholders are being asked to approve four amendments to the Trust Agreement.

      The first three proposed amendments to the Trust Agreement would eliminate the requirements that shareholders consent to (A) termination of the Fund, (B) the liquidation of any series created under the Fund, or a class of shares of the Fund or any such series, and (C) except to the extent that the 1940 Act requires shareholder approval, reorganization of the Fund or any series by merger or transfer of assets. Currently, the Trust Agreement provides that each of the actions specified in items (A) - (C) may be authorized by a vote of a majority of the Trustees, subject to shareholder approval. If any of Proposals 6-A through 6-C is approved by shareholders, then the Trust Agreement will be modified to require, for the action specified, only the vote of a majority of the Trustees.

      The Board believes that it is in the best interests of the Fund and its shareholders to adopt the foregoing three amendments. As a general principle, the Board has, pursuant to the Trust Agreement, full, entire, exclusive and absolute power, control and authority over, and management of, the business of the Fund. The Board believes that it is in the best position to determine if and when any series (or class thereof) should be liquidated, the Fund should be terminated, or (except as otherwise provided in the 1940 Act) reorganization of the Fund or a series thereof should be carried out, and that to require shareholder approval only adds the cost and delay of solicitation and a shareholder meeting when the Board has already determined that the action in question is in the shareholders' best interests. Any determination by the Board to take such an action would be subject to the Trustees' general fiduciary responsibilities to act in the best interests of shareholders.

      The fourth proposed amendment would add a provision to the Trust Agreement requiring that before bringing a derivative action on behalf of the Fund a shareholder first make a demand upon the Trustees to bring the action (unless such demand is excused), and that a derivative action commenced after rejection by the Trustees of a demand is to be dismissed by the court if the court makes certain findings.

PROPOSAL  6-A:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
TERMINATION OF THE FUND

      If shareholders approve this proposal, Section 9.1 of the Trust Agreement will be amended by removing the italicized language as follows:

      SECTION  9.1  Duration  and  Termination  of  Trust....  The  Trust may be
      terminated at any time by a Majority of the Trustees, SUBJECT TO THE FAVORABLE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO OF THE TRUST, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, OR BY SUCH GREATER OR DIFFERENT VOTE OF SHAREHOLDERS OF ANY SERIES AS MAY BE ESTABLISHED BY
      THE CERTIFICATE OF DESIGNATION BY WHICH SUCH SERIES WAS AUTHORIZED....

      DISCUSSION. The Board's reasoning in advancing Proposal 6-A is as set forth above in the general discussion of Proposal 6. The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of terminating the Fund, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval. Additionally, eliminating the requirement of soliciting shareholder approval before liquidating a class or series of the Fund will likely result in cost savings to shareholders of such class or series of the Fund.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL  6-B:   ELIMINATE  THE  REQUIREMENT  THAT   SHAREHOLDERS   APPROVE  THE
LIQUIDATION OF A SERIES OF THE FUND OR A CLASS OF SHARES OF A SERIES OF THE FUND

      If shareholders approve this proposal, Section 6.2(d) of the Trust Agreement will be amended by removing the italicized language as follows:

      [SECTION 6.2](d) Liquidation....  The liquidation of any Portfolio, or any
      Class of any Portfolio, may be authorized by vote of a Majority of the Trustees, SUBJECT TO THE AFFIRMATIVE VOTE OF "A MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE SERIES REPRESENTING THE BENEFICIAL

      INTERESTS  IN THAT  PORTFOLIO,  OR IN THAT  CLASS OF SUCH  SERIES,  AS THE
      QUOTED PHRASE IS DEFINED IN THE 1940 ACT....

      DISCUSSION. The Board's reasoning in advancing Proposal 6-B is as set forth above in the third paragraph of the general discussion of Proposal 6: The Trustees, in whom responsibility for the management of the affairs of the Fund is vested, believe that they are in the best position to determine, in the exercise of their business judgment and subject to their fiduciary duty to the affected shareholders, the advisability of a liquidation, which should be permitted without the Fund's first undertaking a lengthy and costly solicitation to obtain the required shareholder approval.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 6-C: ELIMINATE (SUBJECT TO A QUALIFICATION) THE REQUIREMENT THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE FUND OR A SERIES OF THE FUND

      If shareholders approve this proposal, Section 9.2 of the Trust Agreement will be amended by removing the italicized language from, and adding the capitalized language to, Section 9.2 as follows:

      SECTION 9.2 Reorganization. SUBJECT TO SUCH ADDITIONAL REQUIREMENTS OR CONDITIONS AS MAY BE IMPOSED BY OR UNDER THE 1940 ACT, [t]he Trustees may sell, convey and transfer all or substantially all of the assets of the Trust, or the assets belonging to any one or more Portfolios, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or may transfer such assets to another Portfolio of the Trust, in exchange for cash, Shares or other Securities (including, in the case of transfer to another Portfolio of the Trust, Shares of such other Portfolio), or to the extent permitted by law then in effect may merge or consolidate the Trust or any Portfolio with any other Trust or any corporation, partnership or association organized under the laws of any state of the United States, all upon such terms and conditions and for such consideration when and as authorized by vote or written consent of a Majority of the Trustees AND APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF NOT LESS THAN A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE OF EACH PORTFOLIO WHOSE ASSETS ARE AFFECTED BY SUCH TRANSACTION, OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING WITHOUT A MEETING, CONSENTED TO BY THE HOLDERS OF NOT LESS THAN A MAJORITY OF SUCH SHARES, AND/OR BY SUCH OTHER VOTE OF ANY SERIES AS MAY BE ESTABLISHED BY
      THE CERTIFICATE OF DESIGNATION WITH RESPECT TO SUCH SERIES....

      DISCUSSION. Under certain circumstances, Rule 17a-8 under the 1940 Act requires shareholder approval of the reorganization of a registered investment company, such as the Fund or a series of the Fund, by merger with or transfer of substantially all of its assets to another registered investment company that stands in any of certain affiliation relationships (as specified in the 1940
Act)  with the Fund or any  such  series.  Accordingly,  the  Trust  Agreement's current requirement of shareholder approval cannot be removed for reorganizations involving the Fund or a series unless a qualification allowing for the restrictions of Rule 17a-8 is included. However, allowing for such qualification (represented in the capitalized language in the proposed amendment to Section 9.2), the Board believes that the general reasoning underlying Proposals 6-A and 6-B also justifies this Proposal 6-C.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 6-D: ADD A DEMAND REQUIREMENT FOR SHAREHOLDER DERIVATIVE SUITS

      If shareholders approve this proposal, the following Section 7.9 will be added to the Trust Agreement:

      SECTION 7.9 Derivative Actions. A Shareholder may bring a derivative action on behalf of the Trust only if the Shareholder first makes a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a Majority of the Trustees, or a majority of any committee established to consider such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as a Trustee of the Trust or as a Trustee or Director of one or more investment companies with the same or an affiliated investment advisor or underwriter. A derivative action commenced after rejection of a demand by the Trustees shall be dismissed by the court on motion by the Trust if the court finds that a Majority of the Trustees, or a majority of any committee established to consider such action, which does not have a personal interest in the action at issue, has determined in good faith after conducting a reasonable inquiry upon which its conclusions are based that the maintenance of the derivative action is not in the best interests of the Trust.

      DISCUSSION. It is recognized in the law that a shareholder may bring an action on behalf of a corporation to enforce a right of the corporation. However, a shareholder is generally required, before commencing a derivative action, to make demand upon the board of the corporation to sue to enforce the corporation's claim. And the circumstances under which a derivative plaintiff will be excused from the demand requirement are typically very narrowly drawn. Indeed, under

Massachusetts corporate law, which imposes a demand requirement by statute, demand is never excused. Furthermore, a derivative suit commenced after demand is rejected is typically subjected to searching scrutiny by a court and is rarely if ever permitted to proceed if the board's decision not to commence litigation was made in good faith in the interests of the corporation after reasonable inquiry.

      These general principles reflect the fundamental precept that management of the business and affairs of a corporation, including decisions whether to litigate or refrain from litigating a claim on behalf of the corporation, resides with the corporation's board in the exercise of its business judgment, not with the corporation's shareholders, so that a derivative action should be permitted to proceed only where the board has failed in its duty to the corporation with respect to the claim in question.

      Shareholder derivative suits may also be brought on behalf of Massachusetts business trusts, such as the Fund. Proposed Section 7.9 would add to the Trust Agreement a demand requirement that comports with the general contours of corporate law regarding such suits. The Board believes that the general policy considerations underlying the demand requirement as applied to corporations apply with equal force to Massachusetts business trusts, and that the proposed section reasonably balances the Board's right to conduct the affairs of the Fund with the right of a shareholder to sue on behalf of the Fund if the Board demonstrably fails in its duty.

      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

REQUIRED VOTE

      To become effective, each amendment to the Trust Agreement must be approved by a vote of shareholders holding a majority of all shares of the Fund outstanding and entitled to vote.

           SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The 1940 Act requires that the Fund's independent registered public accounting firm be selected by a majority of the Independent Trustees of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a meeting held on September 12, 2006, the Fund's Audit Committee selected and recommended and the Fund's Board, including a majority of the Independent Trustees, approved the selection of Ernst & Young LLP ("E&Y") as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2007. E&Y has served as the Fund's independent registered public accounting firm since the Fund's inception. A representative of E&Y will be present at the Meeting and will be available to respond to appropriate questions.

      After reviewing the Fund's audited financial statements for the fiscal year ended October 31, 2005, the Fund's Audit Committee recommended to the Board that such statements be included in the Fund's Annual Report to shareholders. A copy of the Audit Committee's report for the Fund is attached as Appendix H to this Proxy Statement.

      Sets forth below for the Fund's two most recent fiscal years, are the fees billed by E&Y for all audit and non-audit services provided directly to the Fund. The fee information is presented under the following captions:

      (a) AUDIT FEES - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

      (b) AUDIT-RELATED FEES - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

      (c) TAX FEES - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

      (d) ALL OTHER FEES - fees for products and services provided to the Fund other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

                                YEAR ENDED               YEAR ENDED
                             OCTOBER 31, 2004         OCTOBER 31, 2005
                             ----------------         ----------------
Audit Fees                        $18,000                  $25,600
Audit-Related Fees                   None                     None
Tax Fees                             None                   $3,720
All Other Fees*                    $2,500                   $5,000

----------
* Other fees include a review and consent for the Fund's registration statement filing and a review of the semi-annual financial statements.

      Substantially all services to be performed by the Fund's independent registered public accounting firm must be pre-approved by the Fund's Audit Committee. All of the services represented in the table were pre-approved by the Audit Committee. E&Y performed no services for Alger Management or any entity controlling, controlled by or under common control with Alger Management that provide ongoing services to the Fund during the fiscal years ended October 31, 2004 and 2005. Aggregate non-audit fees billed by E&Y for the fiscal years ended October 31, 2004 and 2005, were $157,449 and (euro)82,300, and $201,831 and
(euro)56,050, respectively.

                             ADDITIONAL INFORMATION

      5% SHARE OWNERSHIP

      As of the Record Date, the following shareholders were known by the Fund to own of record 5% or more of the Fund's outstanding voting securities:

FUND                             CLASS    PERCENT    NAME AND ADDRESS
----                             -----    -------    ----------------
The China-U.S. Growth Fund       A        23.76%     Fred Alger Management, Inc.
                                                     C/O Robert Kincel
                                                     30 Montgomery Street
                                                     Jersey City, NJ 07302-3829

The China-U.S. Growth Fund       A        11.81%     Charles Schwab & Co., Inc.
                                                     Attn: Mutual Fund Ops
                                                     101 Montgomery Street
                                                     San Francisco, CA 94104-4151

The China-U.S. Growth Fund       A        8.89%      MLPF&S For the Sole Benefit of its Customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Drive East
                                                     Jacksonville, FL 32246-6484

      As of the Record Date, the Trustees and officers of the Fund, as a group, held less than 1% of the shares of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

      The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

ANNUAL REPORTS

      A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND C/O FRED ALGER MANAGEMENT, INC., 111 FIFTH AVENUE, NEW YORK, NEW YORK 10003 OR BY CALLING 800-992-3863. COPIES OF THE FUND'S SHAREHOLDER REPORTS ALSO ARE AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT WWW.SEC.GOV.

      Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or this Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SHAREHOLDER COMMUNICATIONS

      Shareholders who want to communicate with the Board or any individual Trustee should write the Fund to the attention of Secretary, 111 Fifth Avenue, New York, New York 10003. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee it will be sent to the chair of the Nominating Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

      Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund's Chief Compliance Officer ("CCO"), 111 Fifth Avenue, New York, New York 10003. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

EXPENSE OF PROXY SOLICITATION

      Alger Management will bear the costs of printing, mailing and soliciting proxies. Such costs are estimated to be approximately $63,000. Solicitation may be made by letter or telephone by officers or employees of Alger Management, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Alger Management will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the Fund's shareholders. In addition, Alger Management has retained Computershare Fund Services ("CFS"), 280 Oser Avenue, Hauppauge, New York 11788, a proxy solicitation firm, to assist in the solicitation of proxies. CFS may solicit proxies personally and by telephone.

      Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (but not when you call the toll free number directly to vote or when you vote via the Internet using the Control Number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address, social security number or taxpayer identification number and the number of shares owned and to confirm that the stockholder has received the Proxy
Statement  and  proxy  card  in  the  mail.  Within  72  hours  of  receiving  a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Meeting and voting in person.

VOTING RESULTS

      The Fund will advise shareholders of the voting results of the matters voted upon at the Meeting in the 2007 Semi-Annual Report to Shareholders. The Fund may make a public announcement of the results of the Meeting if the Board deems it necessary and appropriate.

FISCAL YEAR

      The fiscal year end of the Fund is October 31.

GENERAL

      Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

      A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 111 Fifth Avenue, New York, New York 10003, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

      Failure of a quorum to be present at the Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation are reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of the shares present in person or represented by proxy at the Meeting.

      PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING EACH ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

                                               Hal Liebes
                                               Secretary

November 15, 2006

                       APPENDIX A: AUDIT COMMITTEE CHARTER

      This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively, the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE

      The primary purposes of the Committee are to:

      o     assist the Board in the oversight of:

            1.    the integrity of the Fund's financial statements

            2.    the independent auditor's qualifications and independence

            3.    the performance of the Fund's independent auditors

            4. the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting

      o prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

      o oversee the scope of the annual audit of the Fund's financial statements and any special audits, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

      o determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors and in connection therewith, evaluation of the independence of the auditors;

      o pre-approve all audit and permissible non-audit services provided to the Fund and certain other persons (as described below) by such independent auditors; and

      o act as a liaison between the Fund's independent auditors and the Board.

      The Fund's independent auditors shall report directly to the Committee.

      The primary function of the Committee is oversight.

      The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and
(iii)
the maintenance of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

      The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board), and (iii) statements made by the officers and employees of the Fund, FAM or other third parties as to any information technology, internal audit and other permissible non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

COMPOSITION AND QUALIFICATIONS

      The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. In the event that there are not three Independent Board Members, the committee shall consist of all of the Independent Board Members. Each member of the Committee must also meet the American Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under
Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

      The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

      With  respect  to  any  subsequent  changes  to  the  composition  of  the
Committee,   and  otherwise  approximately  once  each  year,  the  Board  shall determine:

      o     that each member of the Audit Committee is "independent" pursuant to
            the  American  Stock  Exchange  ("AMEX")  governance   standards  or
            applicable law;

      o that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

      o that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

      o     the adequacy of the Charter.

DUTIES AND POWERS

      To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

      (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

      (b) to resolve any disagreements between management and the independent auditors regarding financial and to evaluate and accept the determination of independence made by the independent auditors;

      (c) to pre-approve (i) all audit and permissible non-audit services(1) to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers);

      (d) to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditors' comments communicated to the Committee with respect to the Fund's

----------
1. The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to FAM and any service provider to the Fund controlling, controlled by or under common control with FAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may establish pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than FAM or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, FAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegates(s)) prior to the completion of the audit.

financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

      (e) to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

      (f) to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

      (g) to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

      (h) to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

      (i) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

      (j) to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

      (k) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as FAM and any Covered Services Provider;

      (l)  to  review  and  evaluate   the   qualifications,   performance   and
independence of the lead audit partner of the independent auditors on the Fund's engagement;

      (m) to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

      (n) to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

      (o) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

      (p) to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

      The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      The Committee shall have the resources and authority appropriate to discharge its responsibilities at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee
(a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund,
(b) for payment of  compensation  to any advisors  employed by the Committee and
(c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, FAM, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

      The Committee shall evaluate its performance under this Charter annually.

      The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

      This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of Independent Board Members.

      The Principal Executive Officer (the "PEO") of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the PEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

      FOR CLOSED-END FUNDS ONLY. Each Fund whose securities are listed on the AMEX shall provide to the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees. Copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
---------------

The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
-----------------
Castle Convertible Fund, Inc.

                    APPENDIX B: NOMINATING COMMITTEE CHARTER

      This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Fred Alger Management, Inc. ("FAM") listed on Appendix A hereto (each such Charter being a separate Charter).

PURPOSE & SCOPE

      The purpose of the Nominating Committee is to assist the Board is in its selection and evaluation of members to oversee the Funds so that the interests of shareholders in the Funds are well-served.

      In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

      o     the nomination of new independent Directors.

      o     the evaluation of the Board and its committee structure.

      o     the  analysis  of  the   appropriateness  of  establishing   minimum
            shareholding levels for Directors.

MEMBERSHIP

      The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

      The Committee shall appoint its Chairperson by a majority vote of its members.

      There shall be no compensation to any member of the Committee.

NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

      In nominating candidates, the Committee will search for those qualified candidates who can bring to the Board the skills, experience, commitment and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. In doing so, it will take into consideration such factors as it deems appropriate. These factors may include demonstrated business judgment, skill sets relevant to oversight of portfolio management and operational functions , financial literacy, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would add to the Board's diversity of outlook and expertise. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analysis of the appropriateness of establishing minimum shareholding levels for Directors.

      The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the each Fund, c/o Fred Alger Management, Inc. 111 Fifth Avenue, New York, New York 10003. Any submission should include, at a minimum, the following information as to each individual proposed for election or re-election as Director: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards

ADDITIONAL RIGHTS AND RESPONSIBILITIES

      The Committee shall review, as it deems necessary, and make recommendations with regard to, the tenure of the Directors, including any term limits, limits on the number of boards (or committees) on which a Director may sit and normal retirement age.

      The Committee shall have the authority to retain and terminate any search firm to be used to identify Director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

      The Committee shall be responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

      The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

      The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

PROCEDURAL MATTERS

      The Committee shall meet at least once a year.

      The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

      The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

      The Board has granted to the Committee access to the resources and authority to make reasonable expenditures related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

Adopted:September 12, 2006

                                   APPENDIX A

OPEN-END FUNDS:
---------------
The Alger Funds
The Alger Institutional Funds
The Alger American Fund
The China-U.S. Growth Fund
Spectra Fund

CLOSED-END FUNDS:
-----------------
Castle Convertible Fund, Inc.

                      (This page intentionally left blank.)

                          APPENDIX C: LEGAL PROCEEDINGS

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On October 24, 2006, Alger Management and Alger Inc. executed Offers of Settlement with the SEC, and the settlement is subject to approval of the SEC. As part of the settlements with the SEC and the NYAG, without admitting or denying liability, the firms will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the proposed settlement payment is not expected to adversely affect the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases--a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint")--were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia

Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and
(iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the 1940 Act,
(ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

      In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the 1940 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

                  APPENDIX D: NEW INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made as of the [__]th day of [ ], 2007 by and between Fred Alger Management, Inc., a New York corporation ("Alger Management") and The China - U.S. Growth Fund, a registered open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts and (the "Fund" or the "Trust").

      WHEREAS, Alger Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

      WHEREAS, the Fund desires to retain Alger Management as the Fund's investment adviser, and Alger Management is willing to serve as the Fund's investment adviser;

      NOW, THEREFORE, in consideration of the terms, conditions, and mutual covenants herein contained, the parties agree as follows:

1. APPOINTMENT

      The Fund hereby appoints Alger Management to act as an investment advisor for the period and on the terms set forth in this Agreement. Alger Management accepts such appointment and agrees to furnish the investment advisory services herein set forth for the compensation provided herein.

2. DELIVERY OF DOCUMENTS

      a) The Fund has furnished Alger Management with copies of the following documents and will furnish Alger Management with copies of all future amendments and supplements thereto, if any:

            i) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on February 14, 2003;

            ii)   the Trust's By-laws;

            iii)  resolutions  of  the  Trust's  Board  of  Trustees   ("Board")
                  authorizing the appointment of Alger Management and the execution and delivery of this Agreement;

            iv) the Fund's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the U.S. Securities and Exchange Commission (the "SEC");

            v) the Fund's Notification of Registration under the 1940 Act on Form N-8A as filed with the SEC; and

            vi) the currently effective Prospectus and Statement of Additional Information of the Fund (collectively the "Prospectus").

      b) Alger Management has furnished the Fund with copies of the following documents and will furnish the Fund with copies of all future amendments and supplements thereto, if any:

            i) Alger Management's Uniform Application for Investment Adviser Registration Form ("Form ADV");

            ii) any written supervisory and operation policies and procedures of Alger Management that the Board may reasonably request;

            iii) Alger Management's Code of Ethics which complies with Rule 17j-1 under the 1940 Act and related policies and procedures;

            iv)   certificates   of   liability   insurance   evidencing   Alger
                  Management's Errors and Omissions and Directors and Officers Liability and Fidelity Bond Coverage; and

            v)    any other documents that the Board may reasonably request.

3. INVESTMENT ADVISORY SERVICES

      a) MANAGEMENT OF THE FUND. Alger Management shall provide investment advisory services to the Fund, subject to the supervision of the Board and in accordance with this Agreement and the Prospectus. In furtherance of the foregoing, Alger Management shall:

            i)    provide  a  continuous   investment   program  for  the  Fund,
                  including investment research and management with respect to all securities and investments;

            II) MAKE DECISIONS WITH RESPECT TO ALL PURCHASES AND SALES OF ASSETS OF THE FUND ("FUND ASSETS");

            iii) place orders for the investment and reinvestment of Fund Assets; and

            iv) take on behalf of the Fund, all actions Alger Management may deem necessary in order to carry into effect such investment program and which are consistent with Alger Management's functions as provided above.

      b) EMPLOYMENT AND APPOINTMENT OF THIRD PARTIES. In connection with the performance of its duties under this Agreement, from time to time Alger Management may employ or associate itself with such persons as Alger Management believes to be particularly fitted to assist Alger Management in the execution of its duties hereunder. Alger Management shall bear all costs of performance of such duties and no obligation may be incurred on the Fund's behalf in such respect.

      c) COVENANTS. Alger Management shall carry out its investment advisory responsibilities in a manner consistent with: (i) the Prospectus;
            (ii) any applicable laws, including but not limited to the 1940 Act, the Advisers Act, the 1933 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (iii) the Trust's By-Laws; (iv) the Trust's Agreement and Declaration of Trust; and (v) such other investment policies, procedures and/or limitations as adopted by the Trust with respect to the Fund.

      d) BOOKS AND RECORDS. Alger Management shall keep the books and records with respect to the Fund's securities transactions required to be maintained by or on behalf of the Fund with respect to advisory services rendered hereunder in accordance with Section 31(a) of the 1940 Act and will furnish such periodic and special reports as the Board may reasonably request. Alger Management further agrees to preserve such records of the Fund for the periods prescribed by Rule 31a-2 of the 1940 Act and any such other applicable laws, rules, and regulations. Alger Management agrees that such records are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request.

      e) REPORTS, EVALUATIONS, AND OTHER SERVICES. Alger Management shall render reports, evaluations, information or analyses to the Board with respect to the performance of its duties under this Agreement and the Fund, in such form and manner as the Board may request from time to time.

      f) PURCHASE AND SALE OF SECURITIES. Alger Management shall place all orders for the purchase and sale of portfolio securities for the Fund Assets with brokers or dealers selected by Alger Management, which may include brokers or dealers affiliated with Alger Management to the extent permitted by the 1940 Act and the Trust's policies and procedures. The Fund understands that Fred Alger & Company Incorporated may be used as principal broker or dealer for securities transactions, to the extent permitted by law, but that no formula has been adopted for allocation of the Fund Assets' investment transaction business. Alger Management shall obtain the best price and the most favorable execution available for the Fund. In assessing the best overall terms available for any transaction, Alger Management may consider various factors, including but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Alger Management, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Alger Management be under any duty to obtain the lowest commission or the best net price for the Fund on any particular transaction. In connection with the placement of orders, the Fund's sub-adviser, if any, will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules, and regulations, including but not limited to Section 31(a) of the 1940 Act and
            Section  3(d) of  this  Agreement.  Pursuant  to the  provisions  of
            Section 11(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the Fund authorizes Alger Management to select a broker which is affiliated with Alger Management. In such case, the Fund consents that the broker may retain any compensation in connection with effecting transactions. The Fund may revoke such consent at any time upon written notice given to Alger Management.

      g) BROKERS OR DEALERS. Alger Management may, to the extent permitted by law, including but not limited to Section 28(e) of the Exchange Act, pay a broker or dealer who provides research services to Alger
            Management a commission for executing a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction if Alger Management determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or Alger Management's overall responsibilities with respect to the discretionary accounts that it manages. Alger Management shall render a written report to the Board, at least quarterly, regarding overall commissions paid by the Fund and their reasonableness in relation to their benefits to the Fund in accordance with Section 3(e) of this Agreement.

      h)    AGGREGATION  OF  SECURITIES  TRANSACTIONS.  In  executing  portfolio transactions for the Fund, Alger Management may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients if, in Alger Management's reasonable judgment, such aggregation (i) will be likely to result in an overall economic benefit to Alger Management's clients as a whole, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements and (ii) is not inconsistent with the policies set forth in the Prospectus. In such event, Alger Management will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner and consistent with its fiduciary obligations to the Fund.

4. REPRESENTATIONS AND WARRANTIES

      a) Alger Management hereby represents and warrants to the Fund as follows:

            i) Alger Management is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

            ii) Alger Management is registered as an investment adviser with the SEC under Alger Managements Act and shall maintain such registration at all times during the term of this Agreement;

            iii)  Alger  Management at all times shall use its best judgment and
                  efforts  in  carrying  out  Alger   Management's   obligations
                  hereunder; and

            iv) Alger Management shall maintain the following insurance protection with respect to its obligations under this
                  Agreement: (i) Directors and Officers and Errors and Omissions Insurance of such types and in such amounts as Alger Management may reasonably deem necessary to protect the Fund and its agents against loss from errors or omission in performance of Alger Management's duties and obligations described in or contemplated by this Agreement; and (ii) Fidelity Bond Coverage of Adviser personnel which may be required under applicable law in connection with Alger Management's services under this Agreement. Alger Management has provided the Fund with certificates of liability insurance evidencing the foregoing, and shall notify the Fund of any material changes thereto.

      b) The Fund hereby represents and warrants to Alger Management as follows:

            i)    The  Prospectus  complies,   in  all  material  respects  with
                  applicable regulatory and disclosure requirements.

            ii) The Trust has been duly organized as a business trust under the laws of The Commonwealth of Massachusetts; and

            iii) The Trust is registered as an investment company with the SEC under the 1940 Act, and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5. COMPENSATION

      As compensation for the services provided pursuant to this Agreement the Fund shall pay Alger Management and Alger Management agrees to accept as full compensation therefor an advisory fee, which shall be computed and accrued daily and payable on the first business day of each calendar month at the annual rate of 1.46% of the Fund's average daily net assets. Such advisory fee shall begin to accrue as of the effective date of this Agreement. If the effective date of this Agreement is after the beginning of a calendar month, or this Agreement terminates prior to the end of a calendar month, such advisory fee shall be prorated according to the proportion which such portion of the month bears to the full calendar month. For the purpose of determining the advisory fee payable to Alger Management, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Prospectus, as in effect from time to time. Alger Management shall have the right to waive or reduce any portion of the advisory fee to which it is entitled under this Agreement. Any such waiver shall be in writing.

6. LIMITATION OF LIABILITY OF THE TRUST

      Alger Management acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust.

7. LIMITATION OF ADVISER'S LIABILITY

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Alger Management or a breach of fiduciary duty with respect to receipt of compensation, neither Alger Management nor any of its directors, officers, shareholders, agents or employees shall be liable or responsible to the Trust, the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of or connected with rendering services hereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of this Agreement. No warranty is given by Alger Management as to the performance or profitability of any investments, cash or other property forming part of or constituting the Fund. Alger Management shall not take or omit to take any action which to the actual knowledge of the individual taking or omitting to take such action would prejudice the tax position of the Fund. Any stated limitations on liability shall not relieve Alger Management from any responsibility or liability Alger Management may have under state or federal statutes.

8. INDEMNIFICATION

      The Fund agrees to fully indemnify Alger Management on demand from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, other than those directly resulting from the willful misfeasance, bad faith or gross negligence on the part of Alger Management, its directors, officers, or employees, which may be imposed on, incurred by or asserted against Alger Management and related to the services provided under this Agreement. Alger Management agrees to fully indemnify the Fund on demand from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever directly resulting from the willful misfeasance, bad faith or gross negligence on the part of Alger Management, its directors, trustees, officers, or employees, which may be imposed on, incurred by or asserted against the Fund related to the services provided under this Agreement. The provisions of this Section 8 shall survive termination of this Agreement.

9. NON-EXCLUSIVE SERVICES

      The investment advisory services rendered by Alger Management hereunder are not to be deemed exclusive and Alger Management shall be free to provide similar investment advisory services to its other clients, so long as its services under this Agreement are not impaired thereby.

10. EFFECTIVE DATE, AMENDMENT, AND TERMINATION

      a) This Agreement shall become effective as of the date first set forth above. The initial term of this Agreement shall end on September 30, 2008. Thereafter, this Agreement shall continue for successive twelve (12) month periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Board who are not parties to his Agreement or interested persons of the Fund or Alger Management, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board or a majority of the outstanding voting securities of the Fund.

      b) This Agreement may be amended at any time by mutual consent of the parties; the consent of the Trust must, except as otherwise permitted by or under the 1940 Act, be approved (i) by vote of a majority of the Board who are not parties to this Agreement or interested persons of the Fund or Alger Management, cast in person at a meeting called for the purpose of voting on such amendment and
            (ii) by vote of a majority of the outstanding voting securities of the Fund.

      c) This Agreement may be terminated by either party as further set forth in this Paragraph (c) at any time without payment of any penalty. Upon termination, all advisory fees (as defined in Section 5 of this Agreement) shall cease to accrue and become due and payable. This Agreement may be terminated by the Fund upon the vote of the Board or a majority of the outstanding voting securities of the Fund on sixty (60) days' prior written notice to Alger Management. This Agreement may be terminated by Alger Management upon sixty (60) days' prior written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

11. CERTAIN DEFINITIONS

      The terms "majority of the outstanding voting securities," "assignment," and "interested persons," shall have the meanings set forth in the 1940 Act.

12. EXPENSES

      During the term of this Agreement, Alger Management will bear its expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear certain other expenses, including: payment of the advisory fee; custody, transfer and dividend disbursing, and administration expenses; fees of Trustees who are not affiliated persons of Alger Management; legal and auditing expenses, clerical, accounting and other office costs; costs of preparing, printing and distributing Prospectuses and Fund shareholder reports; cost of maintaining the Fund's existence; interest charges, taxes, brokerage fees and commissions; costs of stationery and supplies; expenses and fees related to registration and filing with the SEC and state regulatory authorities; costs of independent pricing service retained to assist in valuing the Fund Assets; the Fund's proportionate share of the insurance premiums; costs attributable to shareholder services, including but not limited to, telephone and personnel expenses; costs of Fund shareholder and Board meetings; and any extraordinary expenses.

13. GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of New York.

14. SEVERABILITY

      If any provision of this Agreement shall become or be made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. NOTICES

      All notices under this Agreement shall be given in writing and shall be duly given if mailed or delivered to Alger Management at 111 Fifth Avenue, New

York, NY 10003 to the attention of [__], [title] and to the Fund at 111 Fifth Avenue, New York, NY 10003 to the attention of [__], [title]. Notices shall be effective upon delivery.

16. ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties with respect to the subject matter herein and supersedes any prior agreement or understanding between the parties hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

FRED ALGER MANAGEMENT, INC.

By:_________________________________

Name:_______________________________

Title:______________________________


THE CHINA - U.S. GROWTH FUND

By:_________________________________

Name:_______________________________

Title:______________________________

                      (This page intentionally left blank.)

                     APPENDIX E: NEW SUB-ADVISORY AGREEMENT


                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                           FRED ALGER MANAGEMENT, INC.
                                       AND
                               MARTIN CURRIE INC.

                                  NOVEMBER 2006

                                TABLE OF CONTENTS

1.    APPOINTMENT AND INITIAL FUND VALUE                                     E-3
2.    DELIVERY OF DOCUMENTS                                                  E-4
3.    REGULATORY STATUS                                                      E-5
4.    INVESTMENT ADVISORY SERVICES                                           E-5
      a)    Management of the Fund                                           E-5
      b)    Covenants                                                        E-9
      c)    Books and Records                                               E-10
      d)    Reports, Evaluations, and Other Services                        E-10
      e)    Purchase and Sale of Securities                                 E-10
      f)    Brokers or Dealers                                              E-11
      g)    Aggregation of Securities Transactions                          E-11
      h)    Delegation                                                      E-11
5.    REPRESENTATIONS AND WARRANTIES                                        E-12
6.    COMPENSATION                                                          E-14
7.    LIMITATION OF SUB-ADVISER'S LIABILITY AND THE TRUST'S LIABILITY       E-15
8.    USE OF NAMES AND OTHER INFORMATION                                    E-16
9.    NON-EXCLUSIVE SERVICES                                                E-17
10.   EFFECTIVE DATE, AMENDMENT, AND TERMINATION                            E-17
11.   CERTAIN DEFINITIONS                                                   E-18
12.   INDEPENDENT CONTRACTOR                                                E-18
13.   INDEMNIFICATION                                                       E-19
14.   RISK WARNINGS                                                         E-19
15.   CONFLICTS OF INTEREST                                                 E-19
16.   COMPLAINTS                                                            E-19
17.   CONFIDENTIALITY                                                       E-19
18.   GOVERNING LAW                                                         E-20
19.   SEVERABILITY                                                          E-20
20.   INSTRUCTIONS                                                          E-21
21.   NOTICES                                                               E-22
22.   TAXATION                                                              E-22
23.   AMENDMENT                                                             E-22
24.   GENERAL                                                               E-22
25.   FORCE MAJEURE                                                         E-23
26.   CHANGES WITHIN THE SUB-ADVISER                                        E-23
27.   RISK DISCLOSURE                                                       E-23

      AGREEMENT, made as of the [ ] November, 2006 (the "Commencement Date"), by and between Fred Alger Management, Inc., Fifth Avenue, New York, New York, 10003 a New York corporation (the "Adviser"), and Martin Currie Inc., a corporation organized under the laws of the State of New York ("the Sub-Adviser"), and having its principal office at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, Scotland.

      WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has been retained by the China-U.S. Growth Fund (the "Fund" or the "Trust"), a Massachusetts business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Management Agreement dated September 8, 2003 (the "Management Agreement"); and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish it with investment sub-advisory services in connection with the management of the Fund and the Sub-Adviser is willing to furnish such services; and

      NOW, THEREFORE, in consideration of the terms, conditions, and mutual covenants herein contained, the parties agree as follows:

      DEFINITIONS

      Associate:  a company within the same group as the Sub-Adviser

      The Act: the Financial Services and Markets Act 2000 as amended from time to time

      The FSA:    the Financial Services Authority or its successor

      FSA Rules:  the rules from time to time of the FSA

      In-House Funds: Unit Trusts, Investment Trusts, SICAVs (societe d'investissement a capital variable) and/or open ended investment companies or collective investment schemes (whether on shore or off shore) operated, managed and/or advised by the Sub-Adviser or an Associate.

      Intermediate  Customer:  an  individual,   company,  partnership,   trust,
government, local or public authority or institution which is deemed to have a certain level of investment experience by the FSA rules.

1. APPOINTMENT AND INITIAL FUND VALUE

      a) The Adviser hereby appoints the Sub-Adviser to act as a sub-adviser to the Fund with respect to that portion of the assets of the Fund that the Adviser shall allocate from time to time to the Sub-Adviser for such purpose (the "Sub-Adviser Assets"), subject to the oversight and supervision of the Adviser and the Trust's Board of Trustees (the "Board"), for the period and on the terms set forth in this Agreement.

            The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      b)    This Agreement shall commence as of the date of execution hereof.

      c) The initial value of the Sub-Adviser Assets are to be provided to the Sub-Adviser (as agreed with Sub-Adviser).

2. DELIVERY OF DOCUMENTS

      a) The Adviser has delivered, or will promptly deliver, to the Sub-Adviser copies of each of the following documents and will promptly deliver to it all future amendments and supplements thereto, if any:

            i)    the  Trust's   Agreement   and   Declaration   of  Trust  (the
                  "Declaration of Trust"), as filed with the Secretary of State of The Commonwealth of Massachusetts on February 14, 2003;

            ii) The Certificate of Amendment to the Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on September 5, 2003;

            iii) The Certificate of Designation, as filed with the Secretary of State of The Commonwealth of Massachusetts on February 4, 2005;

            iv) the Trust's Amended and Restated By-Laws, dated as of December 7, 2004;

            v)    resolutions  of  the  Board   authorizing  the  execution  and
                  delivery of this Agreement;

            vi) the Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC");

            vii) the currently effective Prospectus and Statement of Additional Information of the Fund (collectively the "Prospectus"); and

            viii) to provide the  Sub-Adviser  with such evidence of identity as may be requested to allow the Sub-Adviser to fulfill all its duties and obligations under applicable anti-money laundering legislation, rules, regulations or guidance. The Sub-Adviser shall not be entitled to remit any sums to the Adviser or receive any sums from the Adviser or commence management of the Sub-Adviser Assets, until the verification procedure is complete.

      b) The Sub-Adviser has delivered, or will promptly deliver, to the Adviser copies of each of the following documents and will promptly delivery to it all future amendments and supplements thereto, if any:

            i) the Sub-Adviser's Uniform Application for Investment Adviser Registration Parts I and II ("Form ADV");

            ii) any written supervisory and operating policies and procedures, or summaries thereof of the Sub-Adviser that the Adviser or the Board may reasonably request;

            iii) the Sub-Adviser's Code of Ethics which complies with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and related policies and procedures;

            iv) certificates of liability insurance evidencing the Sub-Adviser's Errors and Omissions and Directors and Officers Liability and Fidelity Bond Coverage attached hereto as Appendix D;

            v) the Sub-Adviser's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act, and related policies and procedures; and

            vi)   any  other  documents  that  the  Adviser  or  the  Board  may
                  reasonably   request   and  which  is  within  the  power  and
                  capability of the Sub Adviser to provide.

3. REGULATORY STATUS

      The services to be provided by the Sub-Adviser are provided on the basis that the Adviser is deemed to be an Intermediate Customer, as defined by the Financial Services Authority, but nothing in this Agreement shall exclude the liability of the Sub- Adviser to the Adviser under the Act or the FSA Rules.

      The Sub-Adviser is authorized and regulated by the FSA and Securities and Exchange Commission ("SEC") in the conduct of its investment business. The Sub-Adviser is duly registered as an "Investment Adviser" with the FSA and also the SEC (under the Investment Advisers Act of 1940). The Sub-Adviser will notify the Adviser immediately if it ceases to be authorized and regulated by the FSA or if it ceases to be registered with the SEC. The Sub-Adviser will at all times comply with the FSA and SEC Rules insofar as they relate to the management of the Fund.

      The Adviser confirms that it has received from the Sub-Adviser a copy of the Sub-Adviser's Form ADV at least 48 hours in advance of the date of signing of this Agreement.

4. INVESTMENT ADVISORY SERVICES

      a)    MANAGEMENT OF THE FUND

            i) The Sub-Adviser hereby undertakes to act as an investment sub-adviser to the Fund. The Sub-Adviser shall provide investment management services to the Fund for the Sub-Adviser Assets, subject to the oversight and supervision of the Sub-Adviser

                  Assets by the Adviser and/ or the Board, in accordance with this Agreement, the Operational Guidelines described on Appendix A to this Agreement and the Fund's investment objectives, policies and restrictions as set forth in Appendix B to this Agreement, as may be revised from time to time, which revisions shall be mutually agreed in writing, with due time for the Sub-Adviser to comply. For the duration of this Agreement the Sub-Adviser shall, subject to the investment objectives and restrictions from time to time agreed with the Adviser manage the Fund, acting in good faith and with reasonable skill and care, and shall have full power, authority and right to exercise the functions, duties, powers and discretion exercisable by the Adviser in managing the Fund, either itself or wholly or in part through its authorized agents or delegates, (and for the avoidance of doubt, the Sub-Adviser shall always perform the investment advisory services which shall never be delegated by the
                  Sub-Adviser), including full discretion, without prior reference to the Adviser, to buy, sell, retain, exchange or otherwise deal in investments and other assets or securities, make deposits, (subscribe to issues and offers for sale and accept placings, underwritings and sub-underwritings of any investments), advise on or execute transactions (including those in or related to unregulated collective investment schemes), exercise rights in investments, negotiate and execute counterparty and account opening documentation, take all routine day-to-day decisions and to manage the Sub-Adviser Assets in such manner as the Sub-Adviser may determine upon, but always subject to the applicable obligations of the Sub-Adviser under the FSA Rules and regulations and the applicable SEC rules regarding suitability and best execution. The Sub-Adviser shall not be responsible or liable for the selection of the investment objectives or restrictions.

            ii) The Adviser shall retain oversight and supervision over the Sub-Adviser Assets and in the event that the Sub-Adviser is found to be in beach of it's obligations hereunder and not performing the investment management activities according to the terms hereunder, then the Adviser will have the right to step in and direct the Sub-Adviser accordingly, to ensure the terms of this Agreement are adhered to.

      In furtherance of the foregoing, the Sub-Adviser shall:

            i) obtain and evaluate pertinent economic, statistical and financial data, and other significant events and developments which affect: the economies of Asia and China; the Fund's investment program; and Asian and Chinese issuers of securities included in the Fund's portfolio as well as the industries in which they engage or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in the portfolio of the Sub-Adviser Assets;

            ii) determine which securities of Asian, Chinese and other issuers shall be included in assets under the supervision of the Sub-Adviser;

            iii) in its discretion, make determinations with respect to the investment of the Sub-Adviser Assets and, with respect to such assets, the purchase and sale of portfolio securities of Asian and Chinese issuers;

            iv) take, on behalf of the Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and which are consistent with the Sub-Adviser's functions as provided above including voting any proxies issued by companies selected by the Sub-Adviser, and shall provide an annual record, in a format acceptable to the Adviser acting reasonably, of the voting of such proxies to the Adviser for inclusion in the Fund's Form N-PX. The Sub-Adviser may exercise or refrain from exercising any voting and other rights or privileges attaching to the investments of the Fund at its discretion, subject to the Adviser's specific instructions (if any); and the Sub-Adviser being reasonably satisfied that the exercise or refraining from exercise is in the best interests of the Fund. The Adviser acknowledges and agrees that the Sub-Adviser may use the services of a proxy voting company, provided that any such proxy voting company shall vote in accordance with the Sub-Adviser's voting policy, a copy of which has been provided to the Adviser prior to commencement of this Agreement;

            v) The Adviser hereby acknowledges that where the Fund includes collective investment schemes, investment companies and other vehicles for collective investment (including without limitation trusts and limited partnerships), the Sub-Adviser's reporting system does not report the underlying holdings of said entities;

           vi) Where the investment objectives and restrictions have been breached, the Sub-Adviser will endeavor, with the minimum of delay, to restore them to the then current agreed allocation levels, unless this would not be in the best interests of the Fund, in which case the Sub-Adviser shall take such appropriate action (in the best interests of the Fund) and in consultation with the Adviser;

           vii) In making investment decisions, the Sub-Adviser shall exercise its discretion upon the information from time to time available to it. Such information shall not include any information which the Sub-Adviser or any of its employees are under a fiduciary, statutory or other legal duty not to disclose and the Sub-Adviser shall not take such information into account in exercising its discretion;

           viii) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Adviser may determine and communicate to the Sub-Adviser in writing, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser and its Associates as to which the Sub-Adviser or its affiliates exercise investment discretion; and

            ix)   The Sub-Adviser may not make any arrangements to:

                  A)    LEND TO A THIRD PARTY ANY  INVESTMENTS  OR  DOCUMENTS OF
                        THE   TITLE   OR   CERTIFICATES   EVIDENCING   TITLE  TO
                        INVESTMENTS COMPRISING THE FUND OR ANY PART OF IT;

                  b) borrow on the Adviser's behalf against the security of such investments or other property; or

                  c) deposit such investments with a third party by way of collateral.

      b) COVENANTS

      The Sub-Adviser shall carry out its investment sub-advisory responsibilities in a manner consistent with (i) Appendix A to this Agreement;
(ii) the 1940 Act, the Advisers Act, the 1933 Act, Subchapter M of the Internal Revenue Code of 1986, as amended, the regulations under each of the foregoing and any laws or regulations other than the foregoing applicable to the Sub-Adviser, each as applicable to the investment management of the Fund; and
(iii) the investment objectives, policies and restrictions as set out in Appendix B to this Agreement; and such other investment policies, procedures and/or limitations as adopted by the Board, the Trust or the Adviser with respect to the Fund. Appendix A and Appendix B may be amended from time to time which amendments shall be mutually agreed in writing and by transmitting the amended Appendix, with due time for the Sub-Adviser to comply, provided that the agreement of neither party is to be unreasonably withheld and provided further that any such amendment shall be consistent with the version of the Prospectus in effect at such time. If the Sub-Adviser considers that any investment objective, policy or restriction received may not, from a compliance and or systems viewpoint, be capable of being fully observed, it shall promptly notify the Adviser of the same with a view to arrive at a mutually acceptable method of resolution. The Sub-Adviser shall use all reasonable endeavors to comply with such investment objective, policy or restriction to the fullest practicable extent, subject to Section 19 of this Agreement. While the Sub-Adviser will take reasonable care to manage the assets in accordance with the Fund's investment objectives, and to reflect the terms as specified in Appendix B, the Adviser understands that there is no certainty that this will be achieved. The existence of any benchmark shall not preclude the Sub-Adviser from investing in countries or issuers not forming components of the benchmark where this is considered to be in the interests of the Fund. The Sub-Adviser is permitted to take up any offer of rights or free subscription or other warrants issued in respect of investments held in the portfolio of Sub-Adviser Assets or to acquire securities as a result of a take-over, merger or other offer, provided that such action is taken for the benefit of the Fund. The Sub-Adviser will make its officers and employees available to the Adviser from time to time and at reasonable times to review the Fund's investment policies and for consultation regarding the Fund's investment affairs.

      c) BOOKS AND RECORDS

      The Sub-Adviser shall keep the books and records with respect to the Fund's securities transactions required to be maintained by or on behalf of the Fund with respect to sub-advisory services rendered hereunder in accordance with Rule 204-2 under the Advisers Act, Section 31(a) of the 1940 Act and will furnish such periodic and special reports as the Adviser or the Board may reasonably request, and which is within the power and capability of the Sub-Adviser to provide. The Sub-Adviser agrees to provide reasonable access to all records that it maintains for the Fund upon the Fund's reasonable request. The Sub-Adviser further agrees to preserve such records of the Fund for the periods prescribed by Rule 31a-2 of the 1940 Act and any other applicable laws, rules, and regulations applying to the Sub-Adviser. The Sub-Adviser agrees that such records are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request provided that the Sub-Adviser may retain a copy of such records.

      d) REPORTS, EVALUATIONS, AND OTHER SERVICES

      The Sub-Adviser shall render reports, evaluations, information or analyses to the Adviser and the Board with respect to the Fund in such form and manner as described on Appendix A to this Agreement or as the Adviser or the Board may otherwise agree with the Sub-Adviser from time to time. The Sub-Adviser shall give the Adviser and, upon request of the Adviser, the Board written notice of any changes in the Sub-Adviser's personnel who are responsible for the day-to-day management of the Sub-Adviser Assets as soon as reasonably practicable, but no later than five (5) business days, after such information becomes known or available to the Sub-Adviser.

      e) PURCHASE AND SALE OF SECURITIES

      The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Sub-Adviser Assets with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act, the Trust's policies and procedures, and as the Adviser shall notify the Sub-Adviser from time to time. The Sub-Adviser shall seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser may consider various factors, including but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In connection with the placement of orders, the Sub-Adviser will create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules, and regulations applying to the Sub-Adviser, including but not limited to Section 31(a) of the 1940 Act and in accordance with Section 4(c) of this Agreement.

      In connection with the purchase and sale of securities for the Sub-Adviser Assets, the Sub-Adviser shall carry out its responsibilities in accordance with the Operational Guidelines described on Appendix A to this Agreement.

      f) BROKERS OR DEALERS

      The Sub-Adviser may, to the extent permitted by law, including but not limited to Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the FSA Rules pay a broker or dealer who provides research services to the Sub-Adviser a commission for executing a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction if the Sub-Adviser determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Adviser's overall responsibilities with respect to the discretionary accounts that it manages. The Sub-Adviser shall render a written report to the Board, at least quarterly, regarding overall commissions paid by the Fund in accordance with Section 4 (a) (x) of this Agreement.

      g) AGGREGATION OF SECURITIES TRANSACTIONS

      In executing portfolio transactions for the Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, subject to the FSA rules and SEC rules, but shall not be obligated to, aggregate the securities to be sold or purchased with those of its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation will be likely to result in an overall economic benefit to the Sub-Adviser's clients as a whole, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements albeit the Adviser acknowledges that aggregation may occasionally be to the Adviser's disadvantage. and (ii) is not inconsistent with the policies set forth in the Trust's Prospectus and previously notified to the Sub-Adviser. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner and consistent with its fiduciary obligations to the Fund

      h) DELEGATION

      The Sub-Adviser may, where reasonable, employ agents and delegates (including Associates) to perform any administrative/ or ancillary services (but not investment advisory services) required to enable the Sub-Adviser to perform its services under this Agreement. The Sub-Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of agents. The Sub-Adviser's liability to the Adviser for all matters so delegated shall not be affected thereby.

5. REPRESENTATIONS AND WARRANTIES

      a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

            i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

            ii) The Sub-Adviser is registered as an investment adviser with the SEC under the Advisers Act. The Sub-Adviser shall have in place and maintain all necessary registrations or licenses in effect at all times during the term of this Agreement;

            iii)  The  Sub-Adviser  at all times shall use its best judgment and
                  efforts  in  carrying   out  the   Sub-Adviser's   obligations
                  hereunder; and

            iv) The Sub-Adviser shall maintain the following insurance protection with respect to its obligations under this
                  Agreement: (i) Directors and Officers and Errors and Omissions Insurance of such types and in such amounts as the Sub-Adviser may reasonably deem necessary to protect the Adviser and its agents against loss from errors or omission in performance of the Sub-Adviser's duties and obligations described in or contemplated by this Agreement; and (ii) Fidelity Bond Coverage of Sub-Adviser personnel which may be required under applicable law, including but not limited to Rule 17g-1 under the 1940 Act, in connection with the Sub-Adviser's services as Sub-Adviser under this Agreement. The Sub-Adviser has provided the Adviser with certificates of liability insurance evidencing the foregoing, attached hereto as Appendix D, and shall notify the Adviser of any material changes thereto.

      b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

            i) The Adviser is a corporation duly organized and in good standing under the laws of the State of New York and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

            ii) The Adviser is registered as an investment adviser with the SEC under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement;

            iii) The Trust has been duly organized as a business trust under the laws of The Commonwealth of Massachusetts;

            iv) The Trust is registered as an investment company with the SEC under the 1940 Act, and shares of the Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement;

            V) NO PART OF THE FUND HAS BEEN GRANTED BY WAY OF SECURITY OR IS OTHERWISE SUBJECT TO ANY CLAIM BY A THIRD PARTY;

            vi) any information provided to the Sub-Adviser in relation to status, including in particular residence and domicile for taxation purposes, is complete and correct and the Adviser agrees to provide any further information properly required by the Sub-Adviser or any competent authority. The Adviser shall notify the Sub-Adviser immediately if there is any material change in any such information provided;

            vii) That the Adviser has adopted a compliance program as required pursuant to Rule 206(4) -7 under the Advisers Act and pursuant to Rule 38a-1, ("Compliance Program"), as respects the Fund, and agrees to provide a summary of any such processes and procedures to the Sub-Adviser upon reasonable request;

            viii) The  Adviser  will  procure  that the Trust will  provide  all necessary authorizations to the Sub-Adviser to enable the Sub-Adviser to carry out its duties under this Agreement.

      (c) The Adviser undertakes:

            i) not to deal, except through the Sub-Adviser, with any of the assets comprising the Sub-Adviser Assets or to authorize anyone else so to deal;

            ii) if so directed by authorized personnel of the Sub-Adviser the Adviser shall promptly arrange for the execution or production of any documents necessary to carry out transactions effected in accordance with this Agreement. Where a delay or failure to deliver such documents is envisaged the Adviser shall notify the Sub-Adviser;

            iii) To promptly notify the Sub-Adviser as soon as it becomes aware of any material regulatory or legal investigation involving the business and affairs generally of the Adviser, or another company within the same group as the Adviser, and to provide the Sub-Adviser with information thereto (as may be reasonably requested). For the avoidance of doubt, standard and non material regulatory investigations and notices shall not required to be notified to the Sub-Adviser. The Adviser shall also promptly notify the Sub-Adviser of any material defaults under the Adviser's own Compliance Program and shall provide the Sub-Adviser with any information thereto as may be reasonably requested; and

            iv)   The  Adviser  and  the  Sub-Adviser  shall  conform  with  all applicable rules, laws and regulations. In the event the Adviser wishes to change the investment objectives, restrictions and guidelines such that would involve new laws, regulations applying to the investment management of the Fund, (subsequent to the date of signing of this Agreement) then the Adviser shall be under a duty to provide the Sub-Adviser with full details of any such new laws and regulations. Any such new laws and regulations shall qualify as an amendment to this Agreement and governed by the terms of clause of 23.

6. COMPENSATION

      a) As compensation for the services provided pursuant to this Agreement the Adviser shall pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation therefore a sub-advisory fee, paid quarterly in arrears on the day immediately following each calendar quarter, at the annual rate of .80% on the first $100 million of the Fund's average daily Sub-Adviser Assets and 0.60% on Sub-Adviser Assets thereafter. Such sub-advisory fee shall begin to accrue on the date that the Adviser authorizes the transfer of responsibility for the Sub-Adviser Assets to the Sub-Adviser. In the case of the calculation of the sub-advisory fee in respect of periods less than 90 days, the sub-advisory fee shall be calculated on a prorated basis. For the purposes of calculating the Sub-Adviser's fee, the daily value of the net assets of the Sub-Adviser Assets shall be computed by the method used to determine net assets for purposes of sales and redemptions of Fund shares. The Sub-Adviser shall have the right to waive or reduce any portion of the sub-advisory fee which it is entitled to under this Agreement. Any such waiver shall be in writing.

      b) There shall be a minimum Sub-Adviser Assets value of $25 million. In the event the value of the Sub-Advisers Assets at any time falls below $25 million, the sub advisory fees due and payable (at such times) shall be calculated as if the value of the Sub-Adviser Assets were $25 million.

      c) In order to rule out any duplication of fees in relation to In-House Funds, the Sub-Adviser shall inform the Adviser of the net asset value invested in any such In-House Funds which shall be deducted from the net asset value in order to calculate the fees due and payable by the Adviser.

      d) Other than as stated in this Agreement the Sub-Adviser will not receive any other remuneration in connection with transactions effected by the Sub-Adviser on the Adviser's behalf.

      e) In the event of any dispute arising as to the amount of the Sub-Adviser's remuneration hereunder, the same shall be referred to a mutually agreed and appointed expert for settlement and his decision shall be regarded as the decision of an expert and shall be binding and final on the parties hereto.

      f) The Sub-Adviser shall not be responsible for all those costs and expenses necessarily incurred by the Sub-Adviser in order to manage the Fund, including custodian charges, brokerage fees, commissions, stamp and other duties, taxes, governmental charges, transfer fees, registration fees and other direct or incidental charges or expenses payable or incurred in respect of acquiring, holding or realizing investments, making deposits and any foreign exchange transactions carried out in connection therewith on behalf of the Fund.

      g) The Adviser shall be responsible for calculating the sub-advisory fee and shall remit calculations (appropriately detailed) to the Sub-Adviser, within a reasonable period of time following the Quarter End, giving the Sub-Adviser reasonable period of time to review the calculations before due and payable.

7. LIMITATION OF SUB-ADVISER'S LIABILITY AND THE TRUST'S LIABILITY

      LIMITATION OF SUB-ADVISER'S LIABILITY - In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents or employees shall be liable or responsible to the Adviser, the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of or connected with rendering services hereunder or for any loss suffered by the Adviser, the Fund or any shareholder of the Fund in connection with the performance of this Agreement. No warranty is given by the Sub-Adviser as to the performance or profitability of any investments, cash or other property forming part of or constituting the Fund.

      The Sub-Adviser shall not be liable on account of anything done or suffered to be done by the Sub-Adviser in good faith in accordance with any request or advice of the Adviser.

      Without prejudice to the other provisions of this Clause 7, the Sub-Adviser shall not be liable to the Adviser for any loss, or failure to take profit or advantage in relation to any investment, which may result from any compliance procedures properly operated by the Sub-Adviser.

      The Sub-Adviser shall not be liable to the Adviser for any loss arising as a result of failure to ensure that email is virus checked prior to sending.

      The Sub-Adviser shall not be liable for any default by any third party with or through whom the Sub-Adviser may deal pursuant to this Agreement or by a third party (including the Custodian) responsible for the holding, safe custody, transmission or delivery of money, investments, documents of title, certificate or other records evidencing title to investment or other comprised in the Account Fund, provided that such third parties are not Associates of the Sub-Adviser and save to the extent that such default arises by reason of (a) a breach by the Sub-Adviser of its duties or obligations pursuant to this Agreement or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser.

      LIMITATION OF TRUST'S LIABILITY - The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Declaration of Trust, however this does not impact in any way the Adviser's liability to the Sub-Adviser under the terms of this Agreement

8. USE OF NAMES AND OTHER INFORMATION

      The Sub-Adviser shall not use the name of the Adviser or the Trust in any material relating to the Sub-Adviser in any manner not approved in advance by the Adviser or the Trust; provided however, that the Adviser and the Trust shall each approve all uses of their respective names which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state or other securities authority; and provided further, that in no event shall such approval be unreasonably withheld. Neither the Adviser nor the Trust shall use the name of the Sub-Adviser in any material relating to the Adviser or the Trust in any manner not approved in advance by the Sub-Adviser; provided, however, that the Sub-Adviser will approve all uses of its name which merely refer in accurate terms to this appointment hereunder or which are required by the SEC or a state or other securities authority; and provided further, that in no event shall such approval be unreasonably withheld.

      The Sub-Adviser also agrees to permit the use by the Trust or its distributor (solely for the purposes of the Fund and only during the continuation of this Agreement) of the past performance and investment history of the Fund, and to permit the use of biographical and historical data of the Sub-Adviser and its individual manager(s) relating solely to the Fund as reasonably requested and agreed to by the Sub-Adviser, provided further, that in no event shall such agreement be unreasonably withheld.

      Notwithstanding the above, these provisions shall not preclude the Sub-Adviser from complying with any statutory, regulatory or governmental requirement to provide information concerning the Fund to which the Sub-Adviser may be subject from time to time or to disclose such information to counterparties or other agents in order for the Sub-Adviser to carry out its duties hereunder provided that the Sub-Adviser shall endeavor to obtain assurance that confidential treatment will be accorded the information so provided or disclose such information to affiliates for the purpose of general business oversight. However, the Sub-Adviser shall with respect to disclosure made in compliance with any statutory, regulatory or governmental requirement to provide information concerning the Fund: (i) provide the Adviser with prompt written notice of any of the above facts to the extent not prohibited by law so that the Adviser may attempt to obtain a protective order or other appropriate remedy; and (ii) provide only that portion of information that the Sub-Adviser's legal counsel advises is legally required.

9. NON-EXCLUSIVE SERVICES

      The Adviser understands that the Sub-Adviser's services hereunder are not to be deemed exclusive and the Sub-Adviser may provide similar investment advisory or management services to its other clients. The Adviser further understands that the Sub-Adviser may give advice and take action with respect to its other clients or for its own account that may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. The Sub-Adviser understands that the Adviser may retain one or more additional sub-advisers with respect to any portion of the Fund's assets.

10. EFFECTIVE DATE, AMENDMENT, AND TERMINATION

      a) This Agreement shall become effective as of the date of execution hereof. The initial term of this Agreement shall be for two (2) years. Thereafter, this Agreement shall continue in effect for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees who are not parties to this Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board or a majority of the outstanding voting securities of the Fund.

      b) This Agreement may be amended in writing at any time by mutual consent of the parties, subject to consent of the Trust, which consent must, except as otherwise permitted by or under the 1940 Act, be approved (i) by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such amendment and (ii) by vote of a majority of the outstanding voting securities of the Fund.

      c) This Agreement may be terminated at any time without payment of penalty by the Adviser upon the vote of the Board or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in each case on ten (10) days prior written notice to the Sub-Adviser, or, by the Sub-Adviser upon not less than sixty days written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment or termination of the Management Agreement.

      d) Either party may terminate this Agreement by immediate written notice if so required by any competent regulatory authority.

      e)    Upon termination the Sub-Adviser shall be entitled to:

            i) the accrued amount of fees and charges referred to under Clause 6 to the date of termination;

            ii) any additional expenses necessarily incurred in terminating the Agreement;

            iii) any losses necessarily realized in selling or concluding outstanding obligations; and

            iv) Termination will not affect any accrued rights, indemnities, existing commitments or contractual provisions intended to survive termination.

      (f) The Sub-Adviser shall have the right to immediately terminate this Agreement upon receiving notification with respect to regulatory and or legal investigations as provided for under clause 5 (c) (iii).

11. CERTAIN DEFINITIONS

      The terms "majority of the outstanding voting securities," "assignment," and "interested persons" shall have the meanings set forth in the 1940 Act.

12. INDEPENDENT CONTRACTOR

      The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided for herein or authorized by the Board from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13. INDEMNIFICATION

      The Sub-Adviser agrees to indemnify the Adviser on demand from and against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever directly resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser, its directors, officers, or employees, which may be imposed on, incurred by or asserted against the Adviser and related to the services provided under this Agreement. The Adviser agrees to indemnify the Sub-Adviser on demand from and against any and all direct liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever other than those directly resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser, its directors, officers, or employees, which may be imposed on, incurred by or asserted against the Sub-Adviser related to the services provided under this Agreement. The provisions of this Section 13 shall survive termination of this Agreement.

14. RISK WARNINGS

      The Adviser accepts and acknowledges the risk disclosures set out in Appendix C.

15. CONFLICTS OF INTEREST

      The  Adviser   acknowledges  and  agrees  to  the  Conflicts  of  Interest provisions set out in Appendix E.

16. COMPLAINTS

      Any complaint relating to the Sub-Adviser should, in the first instance, be notified in writing to the Compliance Officer of the Sub-Adviser who will make due investigations and report his findings, in writing, to the Adviser. Once a complaint has been responded to in writing, if no indication has been received from the Adviser that they are not satisfied with the response, then after 2 months from the date of response the Sub-Adviser may treat the complaint as settled and resolved. The Adviser acknowledges that it is not entitled to pursue its complaint with the Financial Ombudsman Service.

17. CONFIDENTIALITY

      a) Neither the Sub-Adviser nor any Associate is obliged to disclose to the Adviser or take into consideration information either:

            i) the disclosure of which, by them to the Adviser, would or might be a breach of duty or confidence to any other person; or

            ii) which comes to the notice of an employee, officer or agent of the Sub-Adviser or of an Associate, but does not come to the actual notice of the individual managing the Fund.

      b) Any confidential information or any recommendation supplied by the Sub-Adviser, which is not otherwise in the public domain or previously known to the Adviser in connection with the performance of the Sub-Adviser's obligations hereunder, is to be regarded as confidential and is for use only by the Adviser or such persons as the Adviser may designate in advance with the consent of the Sub-Adviser in connection with the Fund, and will not be disclosed by the Adviser or such designated persons, either before or after the termination of this Agreement, to any party not authorized by the Sub-Adviser to receive the same, save as may be required by law. The Adviser will not do or suffer to be done any act which would or might prejudice or bring into disrepute the business reputation of the Sub-Adviser. For the purposes of the clause, Confidential Information shall include any information disclosed by any means to the Adviser by the Sub-Adviser or its relevant Associates or delegates as the case may, be or its representatives or advisors before or after the date of this Agreement but shall exclude part of such information which:

            i) is in or comes into the public domain in any way otherwise than by breach of this Agreement by the receiving party; or

            ii) the receiving party can show was in its possession or known to it prior to receipt from the disclosing party and was not previously acquired by the receiving party from the disclosing party under an obligation of confidence; or

            iii)  the receiving  party can show to have been developed by or for
                  the  receiving  party  at  any  time   independently   of  any
                  information disclosed to it by the disclosing party; or

            iv) the receiving party obtains or has available from a source other than the disclosing party without breach by the receiving party or such source of any obligation of confidentiality or non-use towards the disclosing party.

18. GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of New York.

19. SEVERABILITY

      If any provision of this Agreement shall become or be made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20. INSTRUCTIONS

      a) The Sub-Adviser is authorized to rely on, may act on and treat as fully authorized by the Adviser, any instruction or communication which purports to have been given in writing (and which is accepted by the Sub-Adviser in good faith as having been given) by or on behalf of the persons notified by the Adviser from time to time to the Sub-Adviser as being authorized to instruct it in respect of the Fund and, by whatever means transmitted, unless the Sub-Adviser shall have received written notice to the contrary, whether or not the authority of such person shall have been terminated. Except as provided under this Section 20 of this Agreement, the Sub-Adviser shall be under no duty whatsoever to verify the identity of persons giving facsimile or other instructions and the Adviser indemnifies the Sub-Adviser against all liabilities, actions, proceedings, claims, losses and expenses arising out of or in connection with, whether directly or indirectly, the acceptance of facsimile or other instructions by the Sub-Adviser and upon which the Sub-Adviser is authorized to rely unless such acceptance results from or constitutes gross negligence or willful misconduct by the Sub-Adviser. The Sub-Adviser and its associates will employ commercially reasonable procedures to endeavor to confirm that the Adviser's instructions are genuine, which may include but is not limited to, the use of voice recording procedures, in connection with all communications. The Adviser shall forward to the Sub-Adviser a list of specimen signatures of authorized persons and shall notify the Sub-Adviser of any changes to the list immediately.

      b) The Sub-Adviser will acknowledge instructions from the Adviser by acting upon them but the Sub-Adviser may refuse to comply with any instructions received from the Adviser if, in the Sub-Adviser's opinion or that of its legal advisors, compliance with such instructions would contravene any applicable regulations, including but not limited to the FSA rules. In such circumstances the Sub-Adviser will promptly notify the Adviser and the appropriate regulatory agency, in writing.

      c) Where the Adviser has agreed that e-mail communications, information, advice and valuations may be provided to the Adviser via the Internet, the Adviser acknowledges that the Internet is not a secure medium for communication of sensitive information. Communication is therefore at the Adviser's own risk. The Sub-Adviser will not be liable for any breach of confidentiality which may arise from the communication being accessed by an unauthorized third party. Where the Sub-Adviser has agreed that certain communications required from the Adviser may be provided to the Sub-Adviser via the Internet, the Sub-Adviser acknowledges that the Internet is not a secure medium for communication of sensitive information. Communication is therefore at the Sub- Adviser's own risk. The Adviser will not be liable for any breach of confidentiality which may arise from the communication being accessed by an unauthorized third party.

21. NOTICES

      Any notices hereunder shall be in writing and shall be served by hand at or by being sent by telex, facsimile or post to the offices noted below of the party on which it is to be served. Any such notice shall be deemed to have been served at the time of delivery (if delivered by hand) within two hours of the time of receipt of confirmed answerback (if served by telex or facsimile) or at the expiration of two business days after posting (if served by post). Evidence that the notice was properly addressed, stamped and posted shall be conclusive evidence of posting.

      Offices:

      Adviser: 111 Fifth Avenue New York New York, 10003, to the attention of Hal Liebes, Executive Vice President and Chief Legal Officer.

      Sub-Adviser: 1350 Avenue of the Americas, Suite 3010, New York, New York 10019 to the attention of Jamie Sandison.

22. TAXATION

      The Adviser and any professional tax adviser of the Adviser shall be solely responsible for the management of the Adviser's and the Fund's affairs for tax purposes. The Adviser will be responsible for paying any taxes incurred in relation to investments and assets comprised in, or transactions effected for, the Fund, but the Sub-Adviser shall have authority to deduct any sum which may be required by any revenue authority in respect of tax wherever arising. The Sub-Adviser shall cooperate in providing the Adviser with such information as required by the Adviser in relation to the Fund's tax obligations in so far as the Sub-Adviser is competent and able to provide.

23. AMENDMENT

      This Agreement may only be amended by both parties agreeing in writing.

24. GENERAL

      No failure on the part of either  party to  exercise,  and no delay on its part in exercising any right or remedy under this Agreement, will operate as a waiver thereof nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. The illegality, invalidity or enforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

25. FORCE MAJEURE

      Each party shall maintain and update from time to time business continuation and disaster recovery facilities and procedures with respect to its investment advisory business that it determines in good faith from time to time to meet reasonable commercial standards. Neither party to this Agreement shall be liable for any failure, interruption or delay to meet its obligations under this Agreement due to acts, events or circumstances not reasonably within its control, including, but not limited to, industrial disputes, acts or regulations of any governmental or supranational bodies or authorities and breakdown, failure or malfunction of any telecommunications or computer service or systems, except to the extent that any breakdown, failure or malfunction of any equipment or system is primarily attributable to the party's gross negligence or willful misconduct in maintaining such equipment or system. The parties shall take reasonable steps to minimize any loss or damage but neither party shall be otherwise liable or have any other responsibility of any kind for any loss or damage thereby incurred or suffered by the other party or the Fund.

26. CHANGES WITHIN THE SUB-ADVISER

      The Sub-Adviser will inform the Adviser in writing within a reasonable time of any material changes to the information and which would directly and materially impact the Adviser and or the Fund, as provided to the Adviser under this Agreement.

27. RISK DISCLOSURE

      The Adviser confirms that it has notice of the risk disclosure statement as set out in Appendix C.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

FRED ALGER MANAGEMENT, INC.              MARTIN CURRIE INC.


By: ____________________________         By: ___________________________
    Name:                                    Name:
    Title:                                   Title:

                                   APPENDIX A

                             OPERATIONAL GUIDELINES

INVESTMENT MANAGEMENT

      The assets of the Fund shall be managed with discretion within the limits of Section 4 of this Agreement.

CALCULATING THE NET ASSET VALUE (NAV)

      The Adviser is responsible for calculating the NAV of the Fund. The Adviser shall be the primary source of Fund data with regard to the Fund for purposes of calculating the NAV. The Adviser reserves the right to delegate the responsibility of calculating the NAV to an affiliate of the Adviser.

      In order for the Adviser to calculate the NAV of the Fund, the Adviser and the Sub-Adviser shall comply with the Pricing Information guidelines described below.

PRICING INFORMATION

      By the close of business on a business day in the foreign markets where the securities are principally traded ("Business Day"), the Sub-Adviser shall transmit the following information ("Price Information") to the Adviser, via facsimile, to the number listed below.

      1. Name of Security

      2. Closing Market Price of the previous Business Day

      The Sub-Adviser shall transmit the Price Information even if said Price Information is unchanged from the previous Business Day. If on any Business Day the Sub-Adviser is unable to provide such Price Information by facsimile, the Sub-Adviser shall contact the person listed below. In the event that the Sub-Adviser fails to provide Price Information to the Adviser on a Business Day, the Adviser shall use the Price Information from the prior Business Day in its calculations.

      PRICING AND TRADING CONTACTS ADVISER
      Facsimile Number: 201-434-1459
      Contact Person: Mike Martins
      Telephone Number: 201-547-3600
      E-mail: mmartins@alger.com

      PRICING AND TRADING CONTACTS SUB-ADVISER
      Facsimile Number: 212-258-1919
      Contact Person: -(beta) Alan DaviDSON
      Telephone Number: 0131 479 4702
      Email:adavidson@martincurrie.com

INVESTMENT PERFORMANCE MONITORING PROCEDURES

      The Trustees and/or their designees will review the Sub-Adviser's process and performance as sub-adviser, no less than annually, to determine whether the investments performed satisfactorily compared to appropriate market indices as well as whether the Sub-Adviser is meeting the Fund's stated investment objectives and complying with the Fund's investment guidelines. Periodic reviews will include but will not be limited to: historical risk and return results; fees and expense levels; and material changes in the Sub-Adviser's investment philosophy, process or personnel. The Adviser and the Sub-Adviser shall meet by conference call Quarterly and ad hoc where reasonably required to review the Sub-Adviser's determinations with respect to the Sub-Adviser Assets, including a review of performance of the Sub-Adviser as sub-adviser and other related matters, in light of the Fund's stated investment objectives, appropriate market indices, and benchmarks.

BOOKS AND RECORDS

      During and for a reasonable time after the term of this Agreement, upon reasonable notice, the Sub-Adviser shall permit the Adviser or its agents, at all reasonable times during business hours (normal business hours as per geographical location) to inspect, at the Adviser's expense, the Sub-Adviser's records of securities transactions, holdings, and valuation, including all listings and appraisals of securities with respect to such transactions, holdings or valuations, and all other records and other data created and maintained relating to this Agreement to the extent that such access would not compromise any duty of confidentiality of the Sub-Adviser to its other clients.

REPORTS, EVALUATIONS, AND OTHER SERVICES

      Unless otherwise requested in writing, the Sub-Adviser shall cause to be delivered to the Adviser, as soon as practicable after the end of each month, each quarter, and each year, a written monthly, quarterly, and annual performance statement showing: all investments at the close of business on the last day of the month, quarter, and year; all additions to and withdrawals from the Fund's assets during such period; the return on the Sub-Adviser Assets; such other information required by any statutory, regulatory or governmental requirement and which is reasonably practicable for the Sub-Adviser to provide; and such other information as the Adviser and the Sub-Adviser shall agree from time to time.

      In addition to the periodic performance reports, the Trustees expect that unusual, notable or extraordinary events regarding the investments will be communicated as soon as practicable by the Sub-Adviser. Examples of such events include turnover within the Sub-Adviser's investment advisory team that have a material impact on the management of the Sub-Adviser Assets, violation of investment guidelines or restrictions other than a violation resulting from changes in market movements or other changes beyond the Sub-Adviser's control, material litigation against the Sub-Adviser, and material changes in ownership or organization structure of the Sub-Adviser that have a material impact on the management of the Sub-Adviser Assets.

PURCHASE AND SALE OF SECURITIES

      In connection with the purchase and sale of securities for the Sub-Adviser Assets, the Sub-Adviser will arrange for the transmission to State Street Bank and Trust Company or its agents (collectively referred to as the "Custodian") and the Adviser, on a daily basis, such confirmation, trade tickets, and other documents and information, including but not limited to, Cusip, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian and the Adviser to perform their administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be purchased or sold through securities depositories, the Sub-Adviser will arrange for the automatic transmission of the confirmation of such trades to the Custodian and the Adviser.

      The Sub-Adviser will monitor on a daily basis the determination by the Custodian and the Adviser of the valuation of portfolio securities and other investments in the Sub-Adviser Assets provided that such information is provided to the Sub-Adviser by the Custodian or the Adviser. The Sub-Adviser will assist the Custodian and the Adviser in determining or confirming, consistent with the procedures and policies stated in the Prospectus, the value of any portfolio securities or other assets in the Sub-Adviser Assets for which the Custodian and the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser. The Sub-Adviser shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

                                   APPENDIX B

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
                          THE CHINA - U.S. GROWTH FUND

      The Fund seeks to achieve its objective by investing in equity securities,
such  as  common  or  preferred  stocks,  or  securities   convertible  into  or
exchangeable for equity securities, including warrants and rights.

      The Sub-Adviser Assets will be invested primarily in equity securities, such as common or preferred stocks, of companies, which the Sub-Adviser believes will benefit from China's economic development and growth. The Sub-Adviser Assets will normally be invested primarily in the U.S. and Chinese securities markets. There is no guarantee that the Fund will achieve its objective.

      Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings, if any, in the equity securities of companies that are economically tied to China or the United States. It may invest the remainder of its assets in equity securities, or investments of other types as noted in the Fund's prospectus and statement of additional information, that are not issued by companies economically tied to either country.

      For the avoidance of doubt, the term `China' includes Greater China, the People's Republic of China, Hong Kong and Taiwan.

      In adhering to the Investment Restrictions section Clause 7 in the Statement of Additional Information, the Sub-Adviser will monitor against the MSCI tier 3 industry level.

      The Sub-Adviser will comply with the Fund's investment objectives, policies and restrictions as set forth in the Fund's prospectus and statement of additional information, which may be revised from time to time. As set forth in the Agreement, the Adviser will promptly deliver revised copies of the Fund's prospectus or statement of additional information, as applicable, to the Sub-Adviser.

      This Appendix B may be amended from time to time as provided under Section 4(a) of the Agreement. The Adviser and Sub-Adviser may agree to further modify the Sub-Adviser's required compliance with the Fund's investment objectives, policies and restrictions. These modifications may be agreed upon in writing by the Adviser and Sub-Adviser on a case-by-case basis.

                                   APPENDIX C

                            RISK DISCLOSURE STATEMENT

      The prices of securities fluctuate, sometimes dramatically. The price of a security may move up or down, and may become valueless. It is as likely that losses will be incurred rather than profit made as a result of buying and selling securities.

RISK OF TRADING FUTURES AND OPTIONS

      The risk of loss in trading futures contracts or options is substantial. In some circumstances, you may sustain losses in excess of your initial margin funds. Placing contingent orders, such as "stop-loss" or "stop-limit" orders, will not necessarily avoid loss. Market conditions may make it impossible to execute such orders. You may be called upon at short notice to deposit additional margin funds. If the required funds are not provided within the prescribed time, your position may be liquidated. You will remain liable for any resulting deficit in your account. You should therefore study and understand futures contracts and options before you trade and carefully consider whether such trading is suitable in the light of your own financial position and investment objectives. If you trade options you should inform yourself of exercise and expiration procedures and your rights and obligations upon exercise or expiry.

RISK OF TRADING GROWTH ENTERPRISE MARKET STOCKS

      Growth Enterprise Market (GEM) stocks involve a high investment risk. In particular, companies may list on GEM with neither a track record of profitability nor any obligation to forecast future profitability. GEM stocks may be very volatile and illiquid.

      You should make the decision to invest only after due and careful consideration. The greater risk profile and other characteristics of GEM mean that it is a market more suited to professional and other sophisticated investors.

      Current information on GEM stocks may only be found on the internet website operated by The Stock Exchange of Hong Kong Limited. GEM Companies are usually not required to issue paid announcements in gazetted newspapers.

      You should seek independent professional advice if you are uncertain of or have not understood any aspect of this risk disclosure statement or the nature and risks involved in trading of GEM stocks.

RISK OF MARGIN TRADING

      The risk of loss in financing a transaction by deposit of collateral is significant. You may sustain losses in excess of your cash and any other assets deposited as collateral with the dealer or securities margin financier. Market conditions may make it impossible to execute contingent orders, such as "stop-loss" or "stop-limit" orders. You may be called upon at short notice to make additional margin deposits or interest payments. If the required margin deposits or interest payments are not made within the prescribed time, your collateral may be liquidated without your consent. Moreover, you will remain liable for any resulting deficit in your account and interest charged on your account. You should therefore carefully consider whether such a financing arrangement is suitable in light of your own financial position and investment objectives.

RISK OF  TRADING  NASDAQ-AMEX  SECURITIES  AT THE  STOCK  EXCHANGE  OF HONG KONG
LIMITED

      The securities under the Nasdaq-Amex Pilot Program (PP) are aimed at sophisticated investors. You should consult your dealer and become familiarized with the PP before trading in the PP securities. You should be aware that the PP securities are not regulated as a primary or secondary listing on the Main Board or the Growth Enterprise Market of The Stock Exchange of Hong Kong Limited.

      The Adviser accepts and acknowledges that:

      a)    past performance is not necessarily a guide to the future;

      b) the value of investments, as well as any income derived from them, can fall as well as rise;

      c) the movements in exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on the investment;

      d) smaller and developing markets can be more volatile than developed stockmarkets and can carry more risk therefore a long-term approach to investing in these markets is advised;

      e) investment in futures or contracts for difference carries a high risk of loss, the markets in these investments being highly volatile. A relatively small adverse market movement may result not only in the losses of the original investment but also unquantifiable further loss exceeding any margin deposited;

      f) funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets;

      g) warrants often involve a high level of gearing so that a relatively small movement in the price of the security to which the warrant relates may result in a disproportionately large movement, unfavorable as well as favorable, in the price of the warrant.

      The  Adviser  further  accepts  and  acknowledges   that  in  relation  to
investments held through the media of investment trusts or collective investment schemes that:

      a) smaller and developing markets can be more volatile than developed stockmarkets and can carry more risk therefore a long-term approach to investing in these markets is advised;

      b) the movements in exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on the investment.

      The Adviser accepts and acknowledges that services which are to be provided by the Sub-Adviser may include advice on investments relating to, or executing transactions in units (as defined in the FSA Rules) in Unregulated Collective Investment Schemes (as defined in the FSA Rules).

      Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established companies. In particular, smaller companies often have limited product lines, markets or financial resources and may be dependent for their management on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value or the risks to which they are exposed may not be available.

      In some international markets and particularly in developing and emerging markets the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume is lower than on more developed stock markets, and equities are less liquid. Volatility of prices can also be greater than in more developed stock markets. The infrastructure for clearing, settlement and registration on the primary and secondary markets of many emerging markets may be undeveloped. Under certain circumstances the Fund may experience delays in settling transactions in the markets in which it invests.

      Many developing and emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation that may affect the Fund's income and the value of its investments.

      Companies in developing and emerging markets are not always subject to disclosure, accounting, auditing and financial standards which are equivalent to those applicable in more developed countries. Such information as is available is also often less reliable. There may be less rigorous government supervision and regulation.

                                   APPENDIX D
                    CERTIFICATES OF INSURANCE FOR SUB-ADVISER

             (Provided to Fred Alger Management, Inc. separately.)

                                   APPENDIX E
                              CONFLICTS OF INTEREST

                            REFERRED TO IN CLAUSE 15

      The services of the Sub-Adviser to the Adviser hereunder are not deemed exclusive and the Sub-Adviser and its Associates shall be free to render similar services to others and to retain for their benefit all fees or other monies payable to the Sub-Adviser thereby, and nothing in this Agreement shall in any way be deemed to restrict the right of the Sub-Adviser, or any of its Associates, to perform investment advisory or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Adviser.

      The Sub-Adviser will be entitled to act for more than one client collectively, including the Adviser, in any one transaction or series of transactions without prior reference to the Adviser. The Sub-Adviser shall have no obligation to acquire, or dispose of, a position for the Fund in any investment which the Sub-Adviser or its Associates may acquire, or dispose of, for its or their own account or for the account of their clients, if, in the sole discretion of the Sub-Adviser, it is not feasible, desirable or prudent to acquire, or dispose of, a position in such investment for the Fund.

      The Sub-Adviser and any Associate may effect transactions in which the Sub-Adviser or Associate has, directly or indirectly, a material interest or a relationship of any description with another party, which may involve a potential conflict with the Sub-Adviser's duty to the Adviser. Neither the Sub-Adviser nor any Associate shall be liable to account to the Adviser for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions nor will the Sub-Adviser's fees, unless otherwise expressly provided, be abated.

      Except as provided above, nothing in this Agreement shall limit or restrict the Sub-Adviser or its Associates from buying, selling or trading in any securities for its or their own account or accounts. Such dealings will be in accordance with the Sub-Adviser's code of ethics.

      The Sub-Adviser will ensure that transactions where there is a potential conflict of interest are effected on terms which are not materially less favourable to the Adviser than if the potential conflict had not existed.

      The Sub-Adviser will normally act as agent of the Adviser, who will therefore be bound by the Sub-Adviser's actions pursuant to this Agreement. Nevertheless, none of the services to be provided by the Sub-Adviser pursuant to this Agreement, nor any other matter, shall give rise to any fiduciary or equitable duties which would prevent or hinder the Sub-Adviser or any Associate in transactions with or for the Adviser, acting as principal or agent, dealing with other Associates or other customers and generally effecting transactions as provided above.

      The Sub-Adviser may, without prior reference to the Adviser, effect transactions in which the Sub-Adviser or an Associate has, directly or indirectly, a material interest or a relationship with another party, which may involve a potential conflict with the Sub-Adviser's duty to the Adviser. In particular, but without limitation, such potential conflicting interests or duties may arise because:

      a) the Sub-Adviser or an Associate undertakes investment business for other clients; or

      b)    the transaction is in units or shares of In-House Funds;

      c) the transaction or recommendation to buy or sell the relevant investment may relate to an investment in which the Sub-Adviser or an Associate may have a long or short position;

      d)    the  transaction  relates to an  investment  in an issuer in which a
            director  or  employee  of  the   Sub-Adviser  or  an  Associate  is
            interested on their own account. or

      e) the transaction involves the Fund buying investments from or selling investments to another client of the Sub-Adviser or of an Associate.

      Unless otherwise stated, the Sub-Adviser shall not be liable to account to the Adviser for any profit, commission or remuneration made or received from or by reason of such transactions or any connected transactions and the Sub-Adviser's fees and charges shall not be abated thereby.

                      (This page intentionally left blank.)

                 APPENDIX F: FUNDAMENTAL INVESTMENT RESTRICTIONS

SUBJECT                    CURRENT RESTRICTION                       PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Borrowing           Cannot borrow money,                        Except as otherwise permitted
Money               except that (a) the Fund may                by the 1940 Act, or
                    borrow for temporary or                     interpretations or
                    emergency purposes                          modifications by, or
                    including the meeting of                    exemptive or other relief from,
                    redemption requests that might              the SEC or other
                    otherwise require the untimely              authority with appropriate
                    disposition of securities,                  jurisdiction, and disclosed to
                    in an amount not exceeding                  investors, the Fund may not
                    10% of the value of the Fund's              borrow money, except to the
                    total assets (including the                 extent permitted under the
                    amount borrowed) valued at                  1940 Act (which currently
                    the lesser of cost or market,               limits borrowing to no more
                    less liabilities (not including             than 331/3% of the value of
                    the amount borrowed) at the                 the Fund's total assets).
                    time the borrowing is made;
                    (b) the Fund may engage in
                    transactions in reverse
                    repurchase agreements; and
                    (c) the Fund may borrow from
                    banks for investment purposes
                    in order to leverage (see
                    "Borrowing" above). Whenever
                    borrowings described in
                    (a) exceed 5% of the value of
                    the Fund's total assets, the Fund
                    will not make any additional
                    investments. Immediately after
                    any borrowing, including
                    reverse repurchase agreements,
                    the Fund will maintain asset
                    coverage of not less than 300%
                    with respect to all borrowings.

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Underwriting        Cannot underwrite the                       Except as otherwise permitted
                    securities of other issuers,                by the 1940 Act, or
                    except insofar as the Fund                  interpretations or
                    may be deemed to be an                      modifications by, or
                    underwriter under the                       exemptive or other relief from,
                    Securities Act of 1933, as                  the SEC or other authority
                    amended, by virtue of                       with jurisdiction, and
                    appropriate disposing of                    disclosed to investors, the
                    portfolio securities.                       Fund may not act as an
                                                                underwriter of securities of
                                                                other issuers, except to the
                                                                extent the Fund may be deemed
                                                                an underwriter under the
                                                                Securities Act of 1933, as
                                                                amended, by virtue of disposing
                                                                of portfolio securities.

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Lending             Cannot make loans to                        Except as otherwise permitted
                    others, except through                      by the 1940 Act, or
                    purchasing qualified debt                   interpretations or
                    obligations, lending portfolio              modifications by, or
                    securities or entering into                 exemptive or other relief from,
                    repurchase agreements.                      the SEC or other authority with
                                                                appropriate jurisdiction, and
                                                                disclosed to investors, the
                                                                Fund may not lend any
                                                                securities or make loans to
                                                                others, except to the extent
                                                                permitted under the 1940 Act
                                                                (which currently limits such
                                                                loans to no more than 331/3% of
                                                                the value of the Fund's total
                                                                assets) or as otherwise
                                                                permitted by the SEC. For
                                                                purposes of this investment
                                                                restriction, the purchase of
                                                                debt obligations (including
                                                                acquisitions of loans, loan
                                                                participations or other forms
                                                                of debt instruments) and the
                                                                entry into repurchase
                                                                agreements shall not constitute
                                                                loans by the Fund. Any loans of
                                                                portfolio securities will be
                                                                made according to guidelines
                                                                established by the SEC and the
                                                                Fund's Board.

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Senior              Cannot issue senior securities,             Except as otherwise permitted
Securities          except in connection with                   by the 1940 Act, or
                    borrowings permitted under                  interpretations or
                    restriction 2.                              modifications by, or exemptive
                                                                or other relief from, the SEC
                                                                or other authority with
                                                                appropriate jurisdiction, and
                                                                disclosed to investors, the
                                                                Fund may not issue any senior
                                                                security (as such term is
                                                                defined in Section 18(f) of the
                                                                1940 Act), except insofar as
                                                                the Fund may be deemed to have
                                                                issued a senior security by
                                                                reason of borrowing money in
                                                                accordance with the Fund's
                                                                borrowing policies. For
                                                                purposes of this investment
                                                                restriction, collateral,
                                                                escrow, or margin or other
                                                                deposits with respect to the
                                                                making of short sales, the
                                                                purchase or sale of futures
                                                                contracts or options, purchase
                                                                or sale of forward foreign
                                                                currency contracts, and the
                                                                writing of options on
                                                                securities are not deemed to be
                                                                an issuance of senior security.

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Real Estate         Cannot purchase or sell real                Except as otherwise permitted
                    estate or real estate limited               by the 1940 Act, or
                    partnerships, except that the               interpretations or
                    Fund may purchase and sell                  modifications by, or
                    securities secured by real                  exemptive or other relief from,
                    estate, mortgages or interests              the SEC or other authority
                    therein and securities that are             with appropriate jurisdiction,
                    issued by companies that invest             and disclosed to investors,
                    or deal in real estate.                     the Fund may not purchase, hold
                                                                or deal in real estate, but the
                                                                Fund may purchase and sell
                                                                securities that are secured by
                                                                real estate or issued by
                                                                companies that invest or deal
                                                                in real estate or real estate
                                                                investment trusts and may
                                                                acquire and hold real estate or
                                                                interests therein through
                                                                exercising rights or remedies
                                                                with regard to such securities.

Commodities         Cannot invest in commodities,               Except as otherwise permitted
                    except that the Fund may                    by the 1940 Act, or
                    purchase or sell stock index                interpretations or
                    futures contracts and related               modifications by, or exemptive
                    options thereon if, thereafter,             or other relief from, the SEC
                    no more than 5% of the Fund's               or other authority with
                    total assets are invested in                appropriate jurisdiction, and
                    margin and premiums.                        disclosed to investors, the
                                                                Fund may not invest in physical
                                                                commodities or physical
                                                                commodities contracts, except
                                                                that the Fund may purchase and
                                                                sell options, forward
                                                                contracts, futures contracts,
                                                                including those related to
                                                                indices, and options on futures
                                                                contracts or indices and enter
                                                                into swap agreements and other
                                                                derivative instruments.

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Investing in        Cannot invest in oil, gas or                To be Removed
Oil, Gas or         other mineral exploration or
Mineral             development programs, except
Exploration         that the Fund may invest in the
                    securities of companies that
                    invest in or sponsor those
                    programs.

Concentration       Cannot purchase any securities              Except as otherwise permitted
                    that would cause more than                  by the 1940 Act, or
                    25% of the value of the Fund's              interpretations or
                    total assets to be invested in the          modifications by, or
                    securities of issuers conducting            exemptive or other relief
                    their principal business activities         from, the SEC or other
                    in the same industry; provided              authority with appropriate
                    that there shall be no limit                jurisdiction, and disclosed to
                    on the purchase of U.S.                     investors, the Fund may not
                    government securities.                      invest more than 25% of the
                                                                value of its total assets in
                                                                the securities of issuers in
                                                                any single industry, provided
                                                                that there shall be no
                                                                limitation on the purchase of
                                                                obligations issued or
                                                                guaranteed by the U.S.
                                                                Government, its agencies or
                                                                instrumentalities or as
                                                                otherwise permitted by the SEC.

Short Sales/        Cannot sell securities short or             To be Removed
Purchases on        purchase securities on margin,
Margin              except that the Fund may
                    obtain any short-term credit
                    necessary for the clearance of
                    purchases and sales of securities.
                    These restrictions shall not
                    apply to transactions involving
                    selling securities "short against
                    the box."

SUBJECT                    CURRENT RESTRICTION                          PROPOSED RESTRICTION
-----------------------------------------------------------------------------------------------
Pledging            Cannot pledge, hypothecate,                 To be Removed
Assets              mortgage or otherwise
                    encumber more than 10% of the
                    value of the Fund's total assets
                    except in connection with
                    borrowings as noted in 2(c)
                    above. These restrictions shall
                    not apply to transactions
                    involving reverse repurchase
                    agreements or the purchase of
                    securities subject to firm
                    commitment agreements or on
                    a when-issued basis.

Writing or          Cannot write or sell straddles,             To be Removed
Selling             spreads or combinations
Straddles,          thereof.
etc.

                      (This page intentionally left blank.)

                        APPENDIX G: NEW DISTRIBUTION PLAN

                          CLASS A DISTRIBUTION PLAN OF
                           THE CHINA-U.S. GROWTH FUND

      Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund with respect to the Class A Shares of the Fund by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees"), at a meeting called for the purpose of voting on this Plan, and it has been approved by a majority of the outstanding Class A Shares of the Fund.

      1. SHAREHOLDER SERVICES. Pursuant to the terms of a Shareholder Servicing Agreement with the Fund (the "Servicing Agreement"), Fred Alger & Company, Incorporated ("Alger Inc.") provides or arranges for ongoing servicing and/or maintenance of shareholder accounts. This Plan authorizes the Fund to pay Alger Inc. a shareholder servicing fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets allocable to Class A Shares of the Fund, as set forth in the Servicing Agreement, and such fee shall be charged only to that Class. The shareholder servicing fee will be used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment manager, transfer agent, administrator or other agent of the Fund.

      2. PERIODIC REPORTING. Alger Inc. shall prepare reports for the Board of Trustees of the Fund on a quarterly basis showing amounts paid pursuant to this Plan, the Servicing Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

      3. CONTINUANCE. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

      4. TERMINATION. This Plan may be terminated at any time without penalty by vote of a majority of the Qualified Trustees or by vote of the majority of the outstanding Class A Shares of the Fund.

      5. AMENDMENT. This Plan may not be amended to materially increase the amount payable to Alger Inc. by the Fund for services under the Servicing Agreement without the vote of a majority of the outstanding Class A Shares of the Fund. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Trustees, cast in person at a meeting called for such purpose.

      6. RELATED AGREEMENTS. Any agreement related to this Plan shall be in writing and shall provide:

      (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding Class A Shares of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and

      (b) that such agreement shall terminate automatically in the event of its assignment.

      7. FUND GOVERNANCE STANDARDS. So long as this Plan is in effect, the Fund will comply with the provisions of Rule 12b-1(c).

      8. RECORDKEEPING. The Fund will preserve copies of this Plan, the Servicing Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Servicing Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

      9. LIMITATION OF LIABILITY. Any obligation of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustees or upon any shareholder.

      10. DEFINITIONS. The terms "interested person," "vote of a majority of the outstanding voting securities" and "assignment" shall have the meanings set forth in the Act and the rules and regulations thereunder.

Dated _____________, 2007

                    APPENDIX H: REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Trustees of the Fund oversees the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements. The Committee operates pursuant to an Audit Committee Charter which was last revised and approved by the Board of Trustees on September 12, 2006, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the Charter, the primary purposes of the Board's Audit Committee are to assist the Board in the oversight of the integrity of the Fund's financial statements, the independent auditor's qualifications and independence, the performance of the Fund's independent auditors, and the Fund's compliance with legal and regulatory requirements pertaining to its accounting and financial reporting.

      In the performance of its oversight function, the Committee has considered and discussed the October 31, 2005 audited financial statements of the Fund with management and with Ernst & Young LLP ("E&Y"), the Fund's independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the STATEMENT ON AUDITING STANDARDS NO. 61, COMMUNICATION WITH AUDIT COMMITTEES, as currently in effect. The Committee reviewed  with  E&Y,  who  is  responsible  for  expressing  an  opinion  on the conformity  of  those  audited  financial  statements  with  generally  accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from E&Y required by INDEPENDENCE STANDARDS BOARD STANDARD NO. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

      The Committee discussed with E&Y the overall scope and plans for the audit. The Committee met with E&Y, with and without management present, to discuss the results of its examination, its evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 and filed with the Securities and Exchange Commission.

      Shareholders are reminded, however, that the Members of the Committee are not professionally engaged in the practice of auditing or accounting. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and E&Y.

Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, "independent."

Lester L. Colbert, Jr., Audit Committee Member
Stephen E. O'Neil, Audit Committee Member
Nathan E. Saint-Amand, Audit Committee Member

September 12, 2006

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                          YOUR PROXY VOTE IS IMPORTANT!

                                          AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                          PHONE OR THE INTERNET.

                                          IT SAVES MONEY! TELEPHONE AND INTERNET
                                          VOTING SAVES POSTAGE COSTS. SAVINGS
                                          WHICH CAN HELP MINIMIZE EXPENSES.

                                          IT SAVES TIME! TELEPHONE AND INTERNET
                                          VOTING IS INSTANTANEOUS - 24 HOURS A
                                          DAY.

                                          IT'S EASY! JUST FOLLOW THESE SIMPLE
                                          STEPS:

                                          1. READ YOUR PROXY STATEMENT AND HAVE
                                          IT AT HAND.

                                          2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                          TO WEBSITE:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          3. FOLLOW THE RECORDED OR ON-SCREEN
                                          DIRECTIONS.

                                          4. DO NOT MAIL YOUR PROXY CARD WHEN
                                          YOU VOTE BY PHONE OR INTERNET.

PROXY CARD                   THE CHINA-U.S. GROWTH FUND               PROXY CARD
               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 17, 2007
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned shareholder of The China-U.S. Growth Fund, a Massachusetts business trust (the "Fund"), hereby appoints Daniel C. Chung and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of the Fund which the undersigned would be entitled to vote, standing in the name of the undersigned at the close of business on October 27, 2006, at the Special Meeting of Shareholders of the Fund to be held at the offices of Fred Alger Management, Inc., 111 Fifth Avenue, 3rd Floor, New York, New York 10003 at 1:00 p.m. (Eastern time) on January 17, 2007, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR THE PROPOSALS LISTED. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                            -----------------------------     ------------------

                            -----------------------------     ------------------

                            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Signature(s)

                            ____________________________________________________
                            Date                Social Security or Tax ID Number
                                                                       CUG_17010

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: |_|

--------------------------------------------------------------------------------
|_|   To vote FOR ALL Proposals mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1.    ELECTION OF TRUSTEES.                 FOR         WITHHOLD        FOR ALL
                                            ALL           ALL           EXCEPT
      01.  Hilary M. Alger                  |_|           |_|             |_|
      02.  Charles F. Baird, Jr.
      03.  Roger P. Cheever
      04.  Lester L. Colbert, Jr.
      05.  Stephen E. O'Neil
      06.  Nathan E. Saint-Amand

            INSTRUCTIONS: To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided below.

            ____________________________________________________________________

                                                          FOR   AGAINST  ABSTAIN
2.    TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT.     |_|     |_|      |_|

3.    TO APPROVE A NEW INVESTMENT SUB-ADVISORY            |_|     |_|      |_|
      AGREEMENT.

4.    TO APPROVE REVISIONS TO FUNDAMENTAL INVESTMENT      |_|     |_|      |_|
      POLICIES:

4.A.  CONVERT THE FUND'S INVESTMENT OBJECTIVE FROM        |_|     |_|      |_|
      FUNDAMENTAL TO NON-FUNDAMENTAL.

4.B.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      BORROWING MONEY.

4.C.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      UNDERWRITING.

4.D.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      LENDING.

4.E.  REVISE THE FUNDAMENTAL POLICY RELATING TO ISSUING   |_|     |_|      |_|
      SENIOR SECURITIES.

4.F.  REVISE THE FUNDAMENTAL POLICY RELATING TO REAL      |_|     |_|      |_|
      ESTATE.

4.G.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      COMMODITIES.

4.H.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      CONCENTRATION.

4.I.  REVISE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      DIVERSIFICATION.

4.J.  REMOVE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      PLEDGING ASSETS.

4.K.  REMOVE THE FUNDAMENTAL POLICY RELATING TO           |_|     |_|      |_|
      INVESTMENTS IN OIL, GAS OR OTHER MINERAL
      EXPLORATION OR DEVELOPMENT PROGRAMS.

4.L.  REMOVE THE FUNDAMENTAL POLICY RELATING TO WRITING   |_|     |_|      |_|
      OR SELLING STRADDLES OR SPREADS.

5.    TO APPROVE THE DISTRIBUTION PLAN UNDER RULE         |_|     |_|      |_|
      12B-1.

6.    TO APPROVE AMENDMENTS TO THE FUND'S AGREEMENT AND   |_|     |_|      |_|
      DECLARATION OF TRUST.

6.A.  ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS         |_|     |_|      |_|
      APPROVE THE TERMINATION OF THE FUND.

6.B.  ELIMINATE THE REQUIREMENT THAT SHAREHOLDERS         |_|     |_|      |_|
      APPROVE THE LIQUIDATION OF A SERIES OF THE FUND
      OR A CLASS OF SHARES OF A SERIES OF THE FUND.

6.C.  ELIMINATE (SUBJECT TO A QUALIFICATION) THE          |_|     |_|      |_|
      REQUIREMENT THAT SHAREHOLDERS APPROVE THE
      REORGANIZATION OF THE FUND OR A SERIES OF THE
      FUND.

6.D.  ADD A DEMAND REQUIREMENT FOR SHAREHOLDER            |_|     |_|      |_|
      DERIVATIVE SUITS.

7.    PROPOSAL TO CONSIDER AND ACT UPON SUCH OTHER        |_|     |_|      |_|
      MATTERS AS MAY PROPERLY COME BEFORE THE MEETING
      OR ANY ADJOURNMENT THEREOF.

                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
                                    CUG_17010